UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22312

ACAP Strategic Fund
(Exact name of registrant as specified in charter)

350 Madison Avenue, 20th Floor
New York, New York 10017
(Address of principal executive offices) (Zip code)

SilverBay Capital Management LLC
350 Madison Avenue, 20th Floor
New York, New York 10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-716-6840

Date of fiscal year end: September 30

Date of reporting period: September 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

ACAP STRATEGIC FUND
350 Madison Avenue, 20th Floor
New York, New York 10017

November 19, 2021

Re: ACAP Strategic Fund (the “Fund”) — Annual Report to Shareholders

Dear Investor:

Please find enclosed the Fund’s Annual Report to Shareholders. We also enclose copies of the Privacy Policy for the Fund and its investment adviser.

Please note that a copy of the Fund’s prospectus may be obtained by contacting your financial advisor.

We appreciate your continued investment and look forward to a long and mutually beneficial relationship.

Very truly yours,

ACAP STRATEGIC FUND

Annual Report of

ACAP Strategic Fund

Financial Statements
with Report of Independent Registered Public Accounting Firm

For the Year Ended September 30, 2021

ACAP Strategic Fund

Financial Statements

For the Year Ended September 30, 2021

Contents

Report of Independent Registered Public Accounting Firm	1
Statement of Assets and Liabilities	2
Schedule of Investments	3
Schedule of Purchased Options	11
Schedule of Securities Sold, Not Yet Purchased	15
Schedule of Written Options	22
Schedule of Swap Contracts	24
Statement of Operations	32
Statement of Changes in Net Assets	33
Statement of Cash Flows	34
Notes to Financial Statements	36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	Grant Thornton LLP
Two Commerce Square
2001 Market Street, Suite 700
Philadelphia, PA 19103

D +1 215 561 4200
F +1 215 561 1066

Board of Trustees and Shareholders
ACAP Strategic Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of ACAP Strategic Fund (a Delaware statutory trust) (the “Fund”) including the schedules of investments, purchased options, securities sold, not yet purchased, written options, and swap contracts as of September 30, 2021, the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021 and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

Philadelphia, Pennsylvania
November 19, 2021

Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

ACAP STRATEGIC FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2021
Assets
Investments in securities of unaffiliated issuers, at fair value (cost $9,945,509,090)	$14,254,267,543
Purchased options, at fair value (cost $783,137,548)	558,063,538
Unrealized appreciation on total return swap contracts	409,333,640
Receivable for investment securities sold	272,201,630
Cash collateral received for total return swap contracts	260,910,000
Deposits at brokers for securities sold, not yet purchased	244,047,807
Cash and cash equivalents (including restricted cash of $7,099,166, Euros of $6,739,735, with a cost of $6,792,664,
Hong Kong Dollars of $6,245,240, with a cost of $6,256,573, and Japanese Yen of $13,356,344, with a cost of
$13,424,410)	121,754,766
Due from brokers (Euros of $26,859,886, with a cost of $27,285,206, Hong Kong Dollars of $59,522,555, with a
cost of $59,542,195, and Japanese Yen of $26,103,211, with a cost of $26,369,569)	112,485,652
Variation margin receivable	14,782,073
Dividends receivable	2,505,350
Interest receivable	1,188,022
Other assets	278,809
Total assets	16,251,818,830
Liabilities
Securities sold, not yet purchased, at fair value (proceeds $2,995,518,445)	2,981,777,077
Payable for investment securities purchased	431,954,392
Due to brokers (including British Pounds Sterling of $5,003, with a cost of $5,152)	275,697,076
Unrealized depreciation on total return swap contracts	133,641,567
Withdrawals payable	121,437,556
Written options, at fair value (premiums received $75,538,146)	54,971,665
Management fees payable	15,886,458
Distribution and shareholders servicing fees payable	6,151,573
Stock loan fee payable	5,279,424
Dividends payable on securities sold, not yet purchased	4,961,349
Administration fees payable	1,328,280
Professional fees payable	126,191
Due to custodian	2,757
Miscellaneous expenses payable	1,465,701
Total liabilities	4,034,681,066
Net Assets	$12,217,137,764
Net assets
Represented by:
Shares of beneficial interest at $0.001 par value; unlimited shares authorized	$533,012
Additional paid-in-capital	7,821,607,405
Total distributable earnings	4,394,997,347
Net Assets	$12,217,137,764

	Shares issued and outstanding	Net Asset Value per share	Net Assets
Class A	383,225,892	$24.72	$9,471,744,311
Class W	149,786,389	$18.33	$2,745,393,453

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS

		September 30, 2021
Shares		Fair Value
	Investments in Securities—116.67%
	Common Stocks—112.56%
	Argentina— 2.74%
	E-Commerce / Services—2.74%
199,507	MercadoLibre Inc * (a)	$335,052,056
	Total Argentina (cost $171,192,473)	$335,052,056

	Australia—1.73%
	Enterprise Software / Services—1.73%
539,347	Atlassian Corp PLC, Class A *	211,111,203
	Total Australia (cost $129,606,240)	$211,111,203

	Brazil—0.60%
	Finance - Investment Banker / Broker—0.60%
1,833,515	XP Inc, Class A *	73,652,298
	Total Brazil (cost $51,817,213)	$73,652,298

	Canada—1.71%
	Internet Application Software—1.71%
153,758	Shopify Inc, Class A *	208,462,021
	Total Canada (cost $82,875,574)	$208,462,021

	China—4.61%
	E-Commerce / Products—1.57%
354,509	Alibaba Group Holding Ltd ADR *	52,485,057
1,861,227	JD.com Inc ADR *	134,455,038
1,199,824	Yatsen Holding Ltd ADR *	4,571,329
		191,511,424
	E-Commerce / Services—0.75%
2,955,979	Trip.com Group Ltd ADR *	90,896,354
	Enterprise Software / Services—0.24%
8,394,903	Ming Yuan Cloud Group Holdings Ltd	29,116,580
	Entertainment Software—0.57%
381,129	Bilibili Inc ADR *	25,219,306
522,485	NetEase Inc ADR	44,620,219
		69,839,525
	Medical - Biomedical / Genetics—0.04%
805,340	Everest Medicines Ltd *	5,089,853
	Real Estate Management / Services—0.56%
3,765,458	KE Holdings Inc ADR *	68,757,263
	Retail - Drug Store—0.14%
1,819,700	JD Health International Inc *	17,554,992
	Schools—0.19%
11,145,175	New Oriental Education & Technology Group Inc ADR *	22,847,609
	Transport - Service—0.55%
4,410,125	Full Truck Alliance Co Ltd ADR *	67,607,216
	Total China (cost $563,389,730)	$563,220,816

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	France— 4.39%
	Aerospace / Defense - Equipment—3.12%
1,587,204	Airbus SE *	$211,725,308
1,331,822	Safran SA	169,261,867
		380,987,175
	Apparel Manufacturers—0.25%
43,295	Kering SA	30,908,872
	Entertainment Software—0.11%
227,371	Ubisoft Entertainment SA *	13,670,983
	Textile - Apparel —0.91%
153,973	LVMH Moet Hennessy Louis Vuitton SE	110,654,990
	Total France (cost $473,482,900)	$536,222,020

	Germany—1.49%
	Aerospace / Defense—0.54%
290,240	MTU Aero Engines AG	65,727,411
	Athletic Footwear—0.95%
368,463	adidas AG	116,066,807
	Total Germany (cost $149,085,245)	$181,794,218

	Hong Kong—1.73%
	Internet Content - Information / Network—1.60%
6,172,000	Meituan, Class B *	195,514,917
	Retail - Drug Store—0.13%
10,916,000	Alibaba Health Information Technology Ltd *	15,705,163
	Total Hong Kong (cost $137,769,004)	$211,220,080

	Israel—0.23%
	Applications Software—0.23%
714,295	JFrog Ltd *	23,928,883
184,683	Riskified Ltd, Class A *	4,212,619
	Total Israel (cost $41,670,095)	$28,141,502

	Japan—3.32%
	Audio / Video Products—1.85%
2,022,600	Sony Group Corp	225,780,713
	Finance - Other Services—0.36%
1,785,838	Japan Exchange Group Inc	44,415,868
	Web Portals / ISP—1.11%
21,047,745	Z Holdings Corp	135,388,452
	Total Japan (cost $208,613,893)	$405,585,033

	Singapore —1.40%
	E-Commerce / Products—1.40%
536,345	Sea Ltd ADR *	170,949,242
	Total Singapore (cost $13,662,971)	$170,949,242

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	Taiwan—1.24%
	Semiconductor Components - Integrated Circuits—1.24%
1,359,576	Taiwan Semiconductor Manufacturing Co Ltd ADR	$151,796,660
	Total Taiwan (cost $89,971,772)	$151,796,660

	United Kingdom—0.04%
	Applications Software—0.04%
230,160	VTEX, Class A *	4,734,391
	Total United Kingdom (cost $5,007,536)	$4,734,391

	United States—87.06%
	Aerospace / Defense—2.25%
1,220,311	Raytheon Technologies Corp	104,897,934
272,178	TransDigm Group Inc * (a)	169,994,213
		274,892,147
	Applications Software—7.64%
690,538	Confluent Inc, Class A *	41,190,592
416,019	Elastic NV *	61,982,671
1,281,189	Five9 Inc *	204,657,131
1,409,538	Microsoft Corp (a)	397,376,953
211,167	Procore Technologies Inc *	18,865,660
913,855	PTC Inc *	109,470,690
1,455,878	Smartsheet Inc, Class A *	100,193,524
		933,737,221
	Athletic Equipment—1.09%
1,534,131	Peloton Interactive Inc, Class A *	133,546,104
	Building Products - Cement / Aggregate—1.50%
309,117	Martin Marietta Materials Inc (a)	105,619,097
457,477	Vulcan Materials Co (a)	77,386,809
		183,005,906
	Coatings / Paint—0.80%
351,234	Sherwin-Williams Co	98,250,687
	Commercial Services - Finance—5.45%
226,655	Equifax Inc	57,438,910
997,113	Global Payments Inc	157,125,067
593,630	PayPal Holdings Inc *	154,468,462
313,448	S&P Global Inc	133,180,921
223,191	Square Inc, Class A *	53,530,129
985,619	TransUnion (a)	110,694,870
		666,438,359
	Commercial Services—1.74%
188,082	Cintas Corp (a)	71,595,294
1,642,250	CoStar Group Inc * (a)	141,332,035
		212,927,329

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Communications Software—3.41%
2,592,078	Avaya Holdings Corp *	$51,297,224
1,633,484	RingCentral Inc, Class A * (a)	355,282,770
37,677	Zoom Video Communications Inc, Class A *	9,852,536
		416,432,530
	Computer Aided Design—8.08%
312,817	Altair Engineering Inc, Class A *	21,565,604
142,404	ANSYS Inc *	48,481,442
204,738	Aspen Technology Inc *	25,141,826
267,414	Autodesk Inc *	76,258,450
2,336,257	Cadence Design Systems Inc * (a)	353,802,760
1,542,334	Synopsys Inc * (a)	461,790,223
		987,040,305
	Computer Software—3.24%
1,307,844	Dynatrace Inc *	92,817,689
718,461	Twilio Inc, Class A *	229,224,982
1,211,760	ZoomInfo Technologies Inc, Class A *	74,147,594
		396,190,265
	Computers—1.21%
1,047,336	Apple Inc (a)	148,198,044
	Consulting Services—1.44%
578,505	Gartner Inc *	175,796,099
	Data Processing / Management—0.15%
70,646	DocuSign Inc *	18,186,400
	E-Commerce / Products—2.90%
107,954	Amazon.com Inc * (a)	354,633,208
	E-Commerce / Services—5.88%
836,772	DoorDash Inc, Class A *	172,358,297
1,201,257	Expedia Group Inc *	196,886,022
2,136,470	Lyft Inc, Class A *	114,493,427
961,048	Marqeta Inc, Class A *	21,258,382
89,756	Match Group Inc *	14,090,794
3,447,271	Uber Technologies Inc *	154,437,741
515,223	Zillow Group Inc, Class C *	45,411,755
		718,936,418

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Energy - Alternate Sources—0.05%
254,260	Stem Inc *	$6,074,271
	Enterprise Software / Services—7.36%
904,350	Alteryx Inc, Class A * (a)	66,107,985
1,275,626	Avalara Inc * (a)	222,941,156
315,969	Ceridian HCM Holding Inc *	35,584,429
743,084	Coupa Software Inc *	162,869,151
2,022,681	Qualtrics International Inc, Class A *	86,449,386
2,517,521	SS&C Technologies Holdings Inc	174,715,957
2,866,208	UiPath Inc, Class A *	150,791,203
		899,459,267
	Entertainment Software—1.40%
2,112,704	Activision Blizzard Inc (a)	163,502,163
47,203	Take-Two Interactive Software Inc *	7,272,566
		170,774,729
	Finance - Credit Card—1.71%
305,787	MasterCard Inc, Class A (a)	106,316,024
457,916	Visa Inc, Class A (a)	102,000,789
		208,316,813
	Finance - Other Services—1.39%
1,473,888	Intercontinental Exchange Inc (a)	169,231,820
	Human Resources—0.58%
252,231	Paylocity Holding Corp * (a)	70,725,572
	Internet Application Software—0.92%
1,475,311	Anaplan Inc *	89,831,687
96,021	Okta Inc * (a)	22,789,624
		112,621,311
	Internet Content - Entertainment—5.02%
1,375,403	Facebook Inc, Class A * (a)	466,798,024
238,875	Netflix Inc *	145,794,968
		612,592,992
	Medical Information Systems—0.07%
162,318	Schrodinger Inc *	8,875,548

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Medical - Biomedical / Genetics—5.29%
277,659	4D Molecular Therapeutics Inc *	$7,488,463
559,731	Acceleron Pharma Inc *	96,329,705
1,094,664	Akero Therapeutics Inc *	24,465,740
493,457	Allovir Inc *	12,366,032
184,577	Alnylam Pharmaceuticals Inc * (a)	34,849,983
294,455	Applied Therapeutics Inc *	4,887,953
713,275	Arena Pharmaceuticals Inc *	42,475,526
382,045	Avidity Biosciences Inc *	9,409,768
606,739	Blueprint Medicines Corp *	62,378,837
571,043	Caribou Biosciences Inc *	13,630,796
1,455,828	Cerevel Therapeutics Holdings Inc *	42,946,926
1,511,807	Certara Inc *	50,040,812
188,560	Deciphera Pharmaceuticals Inc *	6,407,269
441,654	IGM Biosciences Inc *	29,043,167
851,054	Karyopharm Therapeutics Inc *	4,953,134
297,349	Keros Therapeutics Inc *	11,763,126
765,871	Mersana Therapeutics Inc *	7,222,164
248,587	Recursion Pharmaceuticals Inc, Class A *	5,719,987
1,067,890	Sema4 Holdings Corp *	8,105,285
1,761,017	TG Therapeutics Inc *	58,606,646
259,027	Turning Point Therapeutics Inc *	17,207,164
1,059,193	Ultragenyx Pharmaceutical Inc * (a)	95,528,617
		645,827,100
	Medical - Drugs—0.29%
109,191	Morphic Holding Inc *	6,184,578
459,908	ORIC Pharmaceuticals Inc *	9,616,676
659,292	PMV Pharmaceuticals Inc *	19,646,902
		35,448,156
	Metal Processors & Fabrication—0.04%
82,771	Xometry Inc, Class A *	4,773,404
	Networking Products—0.05%
909,790	Airspan Networks Holdings Inc *	6,077,397
	REITS - Diversified—2.61%
578,946	American Tower Corp (a)	153,658,058
208,981	Equinix Inc (a)	165,122,158
		318,780,216
	Retail - Apparel / Shoes—1.63%
434,371	Burlington Stores Inc *	123,174,584
696,172	Ross Stores Inc	75,778,322
		198,952,906
	Retail - Building Products—0.44%
262,089	Lowe's Cos Inc	53,167,375

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Discount—0.38%
219,231	Dollar General Corp	$46,507,664
	Retail - Major Department Store—1.63%
3,013,474	TJX Cos Inc	198,829,015
	Retail - Restaurants—3.19%
142,176	Chipotle Mexican Grill Inc * (a)	258,407,724
1,074,690	Yum! Brands Inc (a)	131,445,334
		389,853,058
	Semiconductor Components - Integrated Circuits—1.36%
994,289	Analog Devices Inc (a)	166,523,522
	Semiconductor Equipment—4.84%
733,738	KLA Corp (a)	245,442,698
263,277	Lam Research Corp	149,844,105
1,791,015	Teradyne Inc (a)	195,525,108
		590,811,911
	Therapeutics—0.03%
42,435	Sarepta Therapeutics Inc *	3,924,389
	Total United States (cost $7,303,593,764)	$10,636,359,458

	Uruguay—0.27%
	Commercial Services - Finance—0.27%
618,020	Dlocal Ltd *	33,719,170
	Total Uruguay (cost $21,523,305)	$33,719,170
	Total Common Stock (cost $9,443,261,715)	$13,752,020,168

	Short-Term Securities—4.11%
	United States— 4.11%
502,247,375	Dreyfus Treasury Obligations Cash Management, Institutional Shares, 0.01% (a) (b)	502,247,375
	Total United States (cost $502,247,375)	$502,247,375
	Total Short-Term Securities (cost $502,247,375)	$502,247,375
	Total Investments in Securities (cost $9,945,509,090) - 116.67%	$14,254,267,543
	Other Liabilities in Excess of Assets - (16.67%)	$(2,037,129,779)
	Net Assets - 100.00%	$12,217,137,764

(a)	Partially or wholly held in a pledged account at the Custodian as collateral for securities sold, not yet purchased.
(b)	Money market fund; interest rate reflects seven-day effective yield on September 30, 2021. $474,574,024 is pledged in a collateral account by the Custodian for Total Return Swap Contracts.
*	Non-income producing security.
ADR	American Depositary Receipt
REITS	Real Estate Investment Trusts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF INVESTMENTS (concluded)

September 30, 2021
Percentage of
Investments in Securities – By Industry	Net Assets (%)
Aerospace / Defense – Equipment	3.12
Aerospace / Defense	2.79
Apparel Manufacturers	0.25
Applications Software	7.91
Athletic Equipment	1.09
Athletic Footwear	0.95
Audio / Video Products	1.85
Building Products – Cement / Aggregate	1.50
Coatings / Paint	0.80
Commercial Services – Finance	5.72
Commercial Services	1.74
Communications Software	3.41
Computer Aided Design	8.08
Computer Software	3.24
Computers	1.21
Consulting Services	1.44
Data Processing / Management	0.15
E–Commerce / Products	5.87
E–Commerce / Services	9.37
Energy – Alternate Sources	0.05
Enterprise Software / Services	9.33
Entertainment Software	2.08
Finance – Credit Card	1.71
Finance – Investment Banker / Broker	0.60
Finance – Other Services	1.75
Human Resources	0.58
Internet Application Software	2.63
Internet Content – Entertainment	5.02
Internet Content – Information / Network	1.60
Medical Information Systems	0.07
Medical – Biomedical / Genetics	5.33
Medical – Drugs	0.29
Metal Processors & Fabrication	0.04
Networking Products	0.05
Real Estate Management / Services	0.56
REITS – Diversified	2.61
Retail – Apparel / Shoes	1.63
Retail – Building Products	0.44
Retail – Discount	0.38
Retail – Drug Store	0.27
Retail – Major Department Store	1.63
Retail – Restaurants	3.19
Schools	0.19
Semiconductor Components – Integrated Circuits	2.60
Semiconductor Equipment	4.84
Short–Term Securities	4.11
Textile – Apparel	0.91
Therapeutics	0.03
Transport – Services	0.55
Web Portals / ISP	1.11
Total Investments in Securities	116.67%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS

Notional			September 30, 2021
Amount (USD)	Contracts		Fair Value
		Purchased Options—4.57%
		Equity Options—4.40%
		Equity Call Options—2.61%
		Australia—0.41%
		Enterprise Software / Services—0.41%
$124,768,000	4,456	Atlassian Corp PLC, Class A, 12/17/2021, $280.00	$50,441,920
		Total Australia (cost $30,060,331)	$50,441,920
		Canada—0.23%
		Internet Application Software—0.23%
104,076,000	826	Shopify Inc, Class A, 10/15/2021, $1,260.00	8,838,200
169,130,000	1,301	Shopify Inc, Class A, 1/21/2022, $1,300.00	19,567,040
		Total Canada (cost $55,405,481)	$28,405,240
		China—0.06%
		E-Commerce / Products—0.06%
39,278,250	5,819	JD.com Inc ADR, 10/15/2021, $67.50	3,345,925
53,115,000	7,082	JD.com Inc ADR, 12/17/2021, $75.00	3,505,590
		Total China (cost $13,556,233)	$6,851,515
		United States—1.91%
		Airlines—0.10%
51,443,700	30,261	American Airlines Group Inc, 11/19/2021, $17.00	11,801,790
		Commercial Services - Finance—0.18%
239,352,000	9,973	Square Inc, Class A, 1/21/2022, $240.00	22,040,330
		Communications Software—0.26%
22,439,000	1,181	RingCentral Inc, Class A, 1/21/2022, $190.00	4,440,560
21,848,500	1,181	RingCentral Inc, Class A, 4/14/2022, $185.00	5,456,220
		Zoom Video Communications Inc, Class A,
96,162,000	4,371	1/21/2022, $220.00	21,942,420
			31,839,200
		Computers—0.00%
32,259,500	9,217	HP Inc, 11/19/2021, $35.00	27,651
		Cruise Lines—0.02%
11,682,500	4,673	Carnival Corp, 11/19/2021, $25.00	873,851
11,545,000	4,618	Carnival Corp, 1/21/2022, $25.00	1,223,770
			2,097,621
		Data Processing / Management—0.22%
93,300,000	4,665	DocuSign Inc, 11/19/2021, $200.00	27,126,975
		E-Commerce / Services—0.30%
269,395,000	1,253	Booking Holdings Inc, 12/17/2021, $2,150.00	35,359,660
23,541,000	4,484	Lyft Inc, Class A, 10/15/2021, $52.50	1,098,580
			36,458,240

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional			September 30, 2021
Amount (USD)	Contracts		Fair Value
		Equity Call Options (continued)
		United States (continued)
		Electronic Components - Semiconductors—0.11%
$61,540,000	7,240	Advanced Micro Devices Inc, 11/19/2021, $85.00	$13,719,800
		Food - Miscellaneous / Diversified—0.00%
29,958,500	4,609	General Mills Inc, 10/15/2021, $65.00	23,045
31,812,750	4,713	General Mills Inc, 1/21/2022, $67.50	117,825
			140,870
		Hotels & Motels—0.21%
128,018,000	11,638	Hilton Worldwide Holdings Inc, 10/15/2021, $110.00	25,719,980
		Internet Content - Entertainment—0.25%
157,184,000	4,912	Facebook Inc, Class A, 12/17/2021, $320.00	15,767,520
98,126,000	14,018	Snap Inc, 1/21/2022, $70.00	14,508,630
			30,276,150
		Multimedia—0.10%
109,312,000	6,832	Walt Disney Co, 3/18/2022, $160.00	11,956,000
		Web Portals / ISP—0.16%
200,500,000	802	Alphabet Inc, 12/17/2021, $2,500.00	19,576,820
		Total United States (cost $286,826,989)	$232,781,427
		Total Equity Call Options (cost $385,849,034)	$318,480,102

		Equity Put Options—1.79%
		United States—1.79%
		Growth & Income - Large Cap—0.57%
2,527,840,000	68,320	SPDR S&P 500 ETF Trust, 12/17/2021, $370.00	26,644,800
1,183,890,800	29,746	SPDR S&P 500 ETF Trust, 3/18/2022, $398.00	43,548,144
			70,192,944
		Sector Fund - Technology—1.22%
2,206,658,100	72,827	Invesco QQQ Trust Series 1, 12/17/2021, $303.00	26,072,066
3,668,206,500	116,451	Invesco QQQ Trust Series 1, 3/18/2022, $315.00	122,739,354
			148,811,420
		Total United States (cost $362,716,985)	$219,004,364
		Total Equity Put Options (cost $362,716,985)	$219,004,364
		Total Equity Options (cost $748,566,019)	$537,484,466

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (continued)

Notional				September 30, 2021
Amount (USD)	Contracts			Fair Value
		Currency Put Options—0.17%
		United States—0.17%
		Currency—0.17%

			Counterparty
		USD / BRL,	Morgan Stanley &
$571,520,248	571,520,248	12/17/2021, $5.60	Co., Inc.	$14,092,933
		USD / BRL,	Morgan Stanley &
117,294,847	117,294,847	6/17/2022, $5.85	Co., Inc.	5,965,867
		USD / BRL,	Merrill Lynch Professional
114,523,449	114,523,449	10/15/2021, $5.85	Clearing Corp	78,995
		USD / CNH,	Merrill Lynch Professional
115,913,239	115,913,239	3/18/2022, $6.90	Clearing Corp	259,547
		USD / CNH,	Merrill Lynch Professional
507,951,379	507,951,379	12/17/2021, $6.90	Clearing Corp	181,730
		Total United States (cost $34,571,529)		$20,579,072
		Total Currency Put Options (cost $34,571,529)		$20,579,072
		Total Purchased Options (cost $783,137,548)		$558,063,538

ADR	American Depositary Receipt
BRL	Brazilian Real
CNH	Chinese Renminbi Yuan
ETF	Exchange Traded Fund
SPDR	Standard & Poor’s Depositary Receipts
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF PURCHASED OPTIONS (concluded)

September 30, 2021
Percentage of Net
Purchased Options – By Industry	Assets (%)
Airlines	0.10
Commercial Services – Finance	0.18
Communications Software	0.26
Computers	0.00
Cruise Lines	0.02
Currency	0.17
Data Processing / Management	0.22
E–Commerce / Products	0.06
E–Commerce / Services	0.30
Electronic Components – Semiconductors	0.11
Enterprise Software / Services	0.41
Food – Miscellaneous / Diversified	0.00
Growth & Income – Large Cap	0.57
Hotels & Motels	0.21
Internet Application Software	0.23
Internet Content – Entertainment	0.25
Multimedia	0.10
Sector Fund – Technology	1.22
Web Portals / ISP	0.16
Total Purchased Options	4.57%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

		September 30, 2021
Shares		Fair Value
	Securities Sold, Not Yet Purchased—24.41%
	Common Stocks—24.41%
	Brazil—0.08%
	Commercial Services - Finance—0.08%
297,702	StoneCo Ltd, Class A	$10,336,213
	Total Brazil (proceeds $19,169,025)	$10,336,213

	Canada—0.15%
	Medical - Drugs—0.04%
347,208	Canopy Growth Corp	4,811,813
	Private Equity—0.11%
260,981	Brookfield Asset Management Inc, Class A	13,965,093
	Total Canada (proceeds $18,336,840)	$18,776,906

	China—0.38%
	Computer Software—0.04%
524,489	Tuya Inc	4,757,115
	Computers—0.03%
2,864,000	Lenovo Group Ltd	3,079,352
	E-Commerce / Products—0.18%
237,436	Pinduoduo Inc ADR	21,528,322
	Entertainment Software—0.01%
216,254	HUYA Inc ADR	1,803,558
	Internet Content - Entertainment—0.09%
250,089	Tencent Music Entertainment Group ADR	1,813,145
187,940	Weibo Corp ADR	8,925,271
		10,738,416
	Metal - Aluminum—0.01%
6,610,800	China Zhongwang Holdings Ltd	1,426,672
	Retail - Drug Store—0.02%
365,600	Ping An Healthcare and Technology Co Ltd	2,376,389
	Total China (proceeds $57,486,578)	$45,709,824

	France—0.32%
	Advertising Services—0.25%
456,044	Publicis Groupe SA	30,792,286
	REITS - Regional Malls—0.07%
375,160	Klepierre SA	8,452,350
	Total France (proceeds $33,657,010)	$39,244,636

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	Germany—1.12%
	Automobile - Cars / Light Trucks—0.68%
517,220	Bayerische Motoren Werke AG	$49,609,002
374,707	Daimler AG	33,316,940
		82,925,942
	Enterprise Software / Services—0.44%
400,317	SAP SE	54,226,171
	Total Germany (proceeds $137,886,963)	$137,152,113

	Hong Kong—0.73%
	Electric - Integrated—0.21%
365,500	CLP Holdings Ltd	3,521,353
3,715,100	Power Assets Holdings Ltd	21,857,319
		25,378,672
	Real Estate Operations / Development—0.05%
475,500	Sun Hung Kai Properties Ltd	5,949,362
	Wireless Equipment—0.47%
20,818,600	Xiaomi Corp, Class B	57,096,608
	Total Hong Kong (proceeds $101,370,358)	$88,424,642

	Israel—0.75%
	Computer Data Security—0.46%
489,404	Check Point Software Technologies Ltd	55,322,228
	E-Commerce / Services—0.14%
94,975	Fiverr International Ltd	17,350,033
	Internet Application Software—0.15%
94,974	Wix.com Ltd	18,612,055
	Total Israel (proceeds $93,772,315)	$91,284,316

	Japan—0.36%
	Automobile - Cars / Light Trucks—0.04%
28,609	Toyota Motor Corp ADR	5,085,250
	Building Products - Air & Heating—0.29%
160,400	Daikin Industries Ltd	35,163,648
	Gas - Distribution—0.01%
93,400	Tokyo Gas Co Ltd	1,740,341
	Office Automation & Equipment—0.02%
118,900	Seiko Epson Corp	2,407,305
	Total Japan (proceeds $49,589,706)	$44,396,544

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	Netherlands—0.76%
	Semiconductor Components - Integrated Circuits—0.76%
475,524	NXP Semiconductors NV	$93,140,886
	Total Netherlands (proceeds $99,575,605)	$93,140,886

	Switzerland—0.13%
	Medical - Drugs—0.13%
190,724	Novartis AG ADR	15,597,409
	Total Switzerland (proceeds $16,473,899)	$15,597,409

	United Kingdom—0.06%
	Diversified Banking Institutions—0.06%
1,289,729	HSBC Holdings PLC	6,784,429
	Total United Kingdom (proceeds $9,269,284)	$6,784,429

	United States—19.57%
	Advertising Agencies—0.49%
309,405	Interpublic Group of Cos Inc	11,345,881
675,459	Omnicom Group Inc	48,943,759
		60,289,640
	Airlines—0.43%
2,555,693	American Airlines Group Inc	52,442,820
	Apparel Manufacturers—0.32%
2,290,345	Hanesbrands Inc	39,302,320
	Applications Software—0.04%
376,458	N-Able Inc	4,671,844
	Beverages - Non-alcoholic—0.13%
304,186	Coca-Cola Co	15,960,639
	Broadcast Services / Programs—0.14%
430,207	Fox Corp, Class A	17,255,603
	Cable / Satellite TV—0.06%
9,246	Charter Communications Inc, Class A	6,727,020
	Commercial Services - Finance—0.19%
944,913	H&R Block Inc	23,622,825
	Commercial Services—0.18%
1,168,181	Nielsen Holdings PLC	22,417,393
	Computer Data Security—0.39%
431,326	Qualys Inc	48,002,271
	Computer Software—0.58%
94,976	Bandwidth Inc, Class A	8,574,433
724,481	Fastly Inc, Class A	29,298,012
474,031	SolarWinds Corp	7,930,539
427,658	Teradata Corp	24,526,186
		70,329,170

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Computers—0.36%
277,374	Hewlett Packard Enterprise Co	$3,952,580
1,473,069	HP Inc	40,303,168
		44,255,748
	Consumer Products - Miscellaneous—0.61%
562,062	Kimberly-Clark Corp	74,439,491
	Cosmetics & Toiletries—0.41%
234,191	Colgate-Palmolive Co	17,700,156
234,192	Procter & Gamble Co	32,740,042
		50,440,198
	Cruise Lines—0.12%
567,104	Carnival Corp	14,183,271
	Diversified Banking Institutions—0.66%
1,907,232	Bank of America Corp	80,961,998
	E-Commerce / Services—0.05%
178,823	TripAdvisor Inc	6,053,159
	Electric - Distribution—0.24%
405,230	Consolidated Edison Inc	29,415,646
	Electric - Integrated—0.49%
288,636	Duke Energy Corp	28,167,987
515,223	Southern Co	31,928,369
		60,096,356
	Electronic Components - Semiconductors—2.16%
2,055,711	Intel Corp	109,528,282
801,994	Texas Instruments Inc	154,151,267
		263,679,549
	Enterprise Software / Services—0.51%
289,196	New Relic Inc	20,755,597
472,324	Oracle Corp	41,153,590
		61,909,187
	Finance - Credit Card—0.24%
1,462,030	Western Union Co	29,562,247
	Financial Services—0.18%
332,491	SPDR S&P Regional Banking ETF	22,526,265
	Food - Confectionery—0.11%
113,291	J M Smucker Co	13,598,319
	Food - Miscellaneous / Diversified—1.67%
1,135,217	Campbell Soup Co	47,463,423
968,215	Conagra Foods Inc	32,793,442
936,349	General Mills Inc	56,012,397
1,050,522	Kellogg Co	67,149,366
		203,418,628
	Internet Application Software—0.31%
327,870	Zendesk Inc	38,160,789

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Investment Management / Advisory Services—1.07%
1,317,365	Franklin Resources Inc	$39,152,088
466,950	T Rowe Price Group Inc	91,849,065
		131,001,153
	Medical - Biomedical / Genetics—0.38%
215,594	Amgen Inc	45,846,064
	Motorcycle / Motor Scooter—0.07%
247,742	Harley-Davidson Inc	9,069,835
	Real Estate Management / Services—0.13%
890,946	Realogy Holdings Corp	15,627,193
	REITS - Apartments—1.02%
119,229	AvalonBay Communities Inc	26,425,916
238,503	Equity Residential	19,299,663
167,479	Essex Property Trust Inc	53,549,735
487,561	UDR Inc	25,830,982
		125,106,296
	REITS - Health Care—0.62%
1,141,461	Ventas Inc	63,020,062
149,996	Welltower Inc	12,359,670
		75,379,732
	REITS - Office Property—1.40%
144,301	Boston Properties Inc	15,635,013
666,816	Brandywine Realty Trust	8,948,671
894,040	Douglas Emmett Inc	28,260,604
585,921	Hudson Pacific Properties Inc	15,392,145
477,717	Kilroy Realty Corp	31,629,643
356,398	Mack-Cali Realty Corp	6,101,534
340,548	SL Green Realty Corp	24,124,420
974,910	Vornado Realty Trust	40,955,969
		171,047,999
	REITS - Regional Malls—0.25%
231,773	Simon Property Group Inc	30,123,537
	REITS - Shopping Centers—0.77%
383,224	Brixmor Property Group Inc	8,473,083
243,277	Federal Realty Investment Trust	28,704,253
1,249,593	Kimco Realty Corp	25,929,055
336,465	Regency Centers Corp	22,654,188
421,722	Urban Edge Properties	7,721,730
		93,482,309
	Retail - Apparel / Shoes—0.01%
354,437	Chico’s FAS Inc	1,591,422

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (continued)

		September 30, 2021
Shares		Fair Value
	Common Stocks (continued)
	United States (continued)
	Retail - Bedding—0.02%
125,211	Bed Bath & Beyond Inc	$2,163,020
	Retail - Major Department Store—0.34%
1,568,276	Nordstrom Inc	41,480,900
	Retail - Miscellaneous / Diversified—0.17%
1,250,946	Sally Beauty Holdings Inc	21,078,440
	Retail - Regional Department Store—0.55%
922,649	Kohl’s Corp	43,447,541
1,042,351	Macy’s Inc	23,557,133
		67,004,674
	Sector Fund - Energy—0.06%
140,537	Energy Select Sector SPDR Fund	7,320,572
	Sector Fund - Technology—0.36%
171,134	VanEck Semiconductor ETF	43,856,510
	Telecommunication Equipment Fiber Optics—0.39%
1,311,223	Corning Inc	47,846,527
	Telephone - Integrated—0.89%
2,162,000	AT&T Inc	58,395,620
921,773	Verizon Communications Inc	49,784,960
		108,180,580
	Total United States (proceeds $2,358,930,862)	$2,390,929,159
	Total Common Stocks (proceeds $2,995,518,445)	$2,981,777,077
	Total Securities Sold, Not Yet Purchased (proceeds $2,995,518,445)	$2,981,777,077

ADR	American Depositary Receipt
ETF	Exchange Traded Funds
REITS	Real Estate Investment Trusts
SPDR	Standard & Poor’s Depositary Receipts

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED (concluded)

September 30, 2021
Securities Sold,	Percentage of
Not Yet Purchased – By Industry	Net Assets (%)
Advertising Agencies	0.49
Advertising Services	0.25
Airlines	0.43
Apparel Manufacturers	0.32
Applications Software	0.04
Automobile – Cars / Light Trucks	0.72
Beverages – Non – alcoholic	0.13
Broadcast Services / Programs	0.14
Building Products – Air & Heating	0.29
Cable / Satellite TV	0.06
Commercial Services – Finance	0.27
Commercial Services	0.18
Computer Data Security	0.85
Computer Software	0.62
Computers	0.39
Consumer Products – Miscellaneous	0.61
Cosmetics & Toiletries	0.41
Cruise Lines	0.12
Diversified Banking Institutions	0.72
E-Commerce / Products	0.18
E-Commerce / Services	0.19
Electric – Distribution	0.24
Electric – Integrated	0.70
Electronic Components – Semiconductors	2.16
Enterprise Software / Services	0.95
Entertainment Software	0.01
Finance – Credit Card	0.24
Financial Services	0.18
Food – Confectionery	0.11
Food – Miscellaneous / Diversified	1.67
Gas – Distribution	0.01
Internet Application Software	0.46
Internet Content – Entertainment	0.09
Investment Management / Advisory Services	1.07
Medical – Biomedical / Genetics	0.38
Medical – Drugs	0.17
Metal – Aluminum	0.01
Motorcycle / Motor Scooter	0.07
Office Automation & Equipment	0.02
Private Equity	0.11
Real Estate Management / Services	0.13
Real Estate Operations / Development	0.05
REITS – Apartments	1.02
REITS – Health Care	0.62
REITS – Office Property	1.40
REITS – Regional Malls	0.32
REITS – Shopping Centers	0.77
Retail – Apparel / Shoes	0.01
Retail – Bedding	0.02
Retail – Drug Store	0.02
Retail – Major Department Store	0.34
Retail – Miscellaneous / Diversified	0.17
Retail – Regional Department Store	0.55
Sector Fund – Energy	0.06
Sector Fund – Technology	0.36
Semiconductor Components – Integrated Circuits	0.76
Telecommunication Equipment Fiber Optics	0.39
Telephone – Integrated	0.89
Wireless Equipment	0.47
Total Securities Sold, Not Yet Purchased	24.41%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS

Notional				September 30, 2021
Amount (USD)	Contracts			Fair Value
		Written Options—0.45%
		Equity Options—0.45%
		Equity Call Options—0.45%
		United States—0.45%
		Sector Fund — Technology—0.45%
$530,517,000	13,603	iShares Expanded Tech-Software Sector ETF, 11/19/2021, $390.00		$27,206,000
218,454,000	9,498	VanEck Semiconductor ETF, 11/19/2021, $230.00		27,686,670
		Total United States (premiums received $75,400,947)		$54,892,670
		Total Equity Call Options (premiums received $75,400,947)		$54,892,670
		Total Equity Options (premiums received $75,400,947)		$54,892,670

		Currency Put Options—0.00%
		United States—0.00%
		Currency—0.00%

			Counterparty
			Morgan Stanley &
114,523,449	114,523,449	USD / BRL, 10/15/2021, $5.85	Co., Inc.	78,995
		Total United States (premiums received $137,199)		$78,995
		Total Currency Put Options
		(premiums received $137,199)		$78,995
		Total Written Options (premiums received $75,538,146)		$54,971,665

BRL	Brazilian Real
ETF	Exchange Traded Fund
USD	United States Dollar

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF WRITTEN OPTIONS (concluded)

September 30, 2021
Percentage of
Written Options – By Industry	Net Assets (%)
Currency	0.00
Sector Fund – Technology	0.45
Total Written Options	0.45%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Swap Contracts—2.26%
	Total Return Swap Contracts - Appreciation—3.35%
	Brazil—0.15%
	Commercial Services - Finance—0.06%
$(10,058,748)	1/31/2022	Cielo SA	$7,651,763
		Agreement with Morgan Stanley, dated 01/30/2019 to deliver the total return of the shares of Cielo SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 1.00%**.
	Retail - Discount – 0.09%
101,214,910	1/31/2022	Magazine Luiza SA	10,899,017
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of Magazine Luiza SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$18,550,780

	India—0.01%
	E-Commerce / Services—0.01%
3,210,573	7/13/2023	Zomato Ltd	1,378,629
		Agreement with Morgan Stanley, dated 07/16/2021 to receive the total return of the shares of Zomato Ltd in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 2.00%**.
	Total India		$1,378,629

	Japan—0.05%
	Advertising Services—0.00%
(27,304,003)	3/4/2024	Dentsu Group Inc.	396,649
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Dentsu Group Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	E-Commerce / Products—0.02%
(16,555,048)	3/4/2024	Rakuten Group Inc.	1,947,405
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Rakuten Group Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Japan (continued)
	Electric - Integrated—0.02%
$(9,729,505)	3/4/2024	Chubu Electric Power Co Inc	$7,522
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Chubu Electric Power Co Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(32,555,038)	3/4/2024	Tokyo Electric Power Co Holdings Inc.	2,585,756
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electric Power Co Holdings Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			2,593,278
	Industrial Automation / Robotics—0.01%
(19,112,138)	3/4/2024	Yaskawa Electric Corp	642,877
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Yaskawa Electric Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.00%
(12,253,351)	3/4/2024	Konica Minolta Inc	47,145
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Konica Minolta Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Japan		$5,627,354

	South Korea—0.01%
	Electronic Components - Miscellaneous—0.01%
(10,051,262)	8/9/2023	LG Display Co Ltd.	968,019
		Agreement with Morgan Stanley, dated 08/09/2021 to deliver the total return of the shares of LG Display Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 11.50%**.
	Total South Korea		$968,019

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	Spain—0.40%
	Building - Heavy Construction—0.40%
$55,991,532	2/26/2024	Cellnex Telecom SA	$48,566,405
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Cellnex Telecom SA in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Food - Retail—0.00%
(522,537)	2/26/2024	Distribuidora Internacional de Alimentacion SA	370,701
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Distribuidora Internacional de Alimentacion SA in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 26.00%**.
	Total Spain		$48,937,106

	Switzerland—0.01%
	Enterprise Software / Services—0.01%
(20,712,220)	12/11/2023	Temenos AG	871,226
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Temenos AG in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Total Switzerland		$871,226

	United Kingdom—0.05%
	Cosmetics & Toiletries—0.01%
(30,485,382)	2/26/2024	Unilever PLC	829,735
		Agreement with Morgan Stanley, dated 03/03/2014 to deliver the total return of the shares of Unilever PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.35%**.
	Food - Retail—0.04%
(12,200,475)	12/11/2023	Marks & Spencer Group PLC	5,525,714
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Marks & Spencer Group PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$6,355,449

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Appreciation (continued)
	United States—2.67%
	Private Equity—0.57%
$103,316,483	3/4/2024	Carlyle Group Inc	$69,466,102
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Carlyle Group Inc in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Web Portals / ISP—2.10%
113,291,281	3/4/2024	Alphabet Inc, Class A	257,178,975
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Alphabet Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.45%**.
	Total United States		$326,645,077
	Total Return Swap Contracts - Appreciation****		$409,333,640

	Total Return Swap Contracts - Depreciation—1.09%
	Australia – 0.26%
	Commercial Banks Non-US—0.26%
(30,668,260)	12/23/2024	Australia & New Zealand Banking Group Ltd	6,070,071
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Australia & New Zealand Banking Group Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(22,723,547)	12/23/2024	Bank of Queensland Ltd	1,411,579
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Bank of Queensland Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(25,804,150)	12/23/2024	Commonwealth Bank of Australia	16,505,349
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Commonwealth Bank of Australia in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(35,695,517)	12/23/2024	Westpac Banking Corp	7,868,060
		Agreement with Morgan Stanley, dated 12/23/2014 to deliver the total return of the shares of Westpac Banking Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Total Australia		$31,855,059

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Belgium—0.01%
	Medical - Drugs—0.01%
$8,590,411	2/26/2024	Galapagos NV	$1,108,567
		Agreement with Morgan Stanley, dated 03/03/2014 to receive the total return of the shares of Galapagos NV in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Belgium		$1,108,567

	Brazil—0.20%
	Finance - Other Services—0.20%
100,316,892	1/31/2022	B3 SA - Brasil Bolsa Balcao	24,256,221
		Agreement with Morgan Stanley, dated 01/30/2019 to receive the total return of the shares of B3 SA - Brasil Bolsa Balcao in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.00%**.
	Total Brazil		$24,256,221

	China—0.17%
	Applications Software—0.01%
104,996,334	7/11/2022	Glodon Co Ltd, Class A	1,726,122
		Agreement with Morgan Stanley, dated 07/10/2020 to receive the total return of the shares of Glodon Co Ltd, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Computer Services—0.16%
90,039,133	7/11/2022	Sangfor Technologies Inc, Class A	19,101,108
		Agreement with Morgan Stanley, dated 07/10/2020 to receive the total return of the shares of Sangfor Technologies Inc, Class A in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 1.25%**.
	Total China		$20,827,230

	Ireland—0.01%
	Commercial Services - Finance—0.01%
11,867,107	12/11/2023	Experian PLC	877,423
		Agreement with Morgan Stanley, dated 12/07/2012 to receive the total return of the shares of Experian PLC in exchange for an amount to be paid equal to the Daily Fed Funds Effective Rate plus 0.65%**.
	Total Ireland		$877,423

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Japan—0.31%
	Electric Products - Miscellaneous—0.00%
$(8,009,928)	3/4/2024	Casio Computer Co Ltd .	$452,457
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Casio Computer Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Office Automation & Equipment—0.02%
(43,192,557)	3/4/2024	Canon Inc	2,180,968
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Canon Inc in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(8,860,918)	3/4/2024	Ricoh Co Ltd	257,549
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Ricoh Co Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.63%**.
			2,438,517
	Photo Equipment & Supplies—0.00%
(3,232,932)	3/4/2024	Nikon Corp	89,097
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Nikon Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
	Semiconductor Equipment—0.29%
(78,704,860)	3/4/2024	Advantest Corp	3,001,688
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Advantest Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
(105,203,678)	3/4/2024	Tokyo Electron Ltd.	32,487,297
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Tokyo Electron Ltd in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.40%**.
			35,488,985
	Total Japan		$38,469,056

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (continued)

			September 30, 2021
			Unrealized
Notional	Maturity		Appreciation /
Amount (USD)	Date*		Depreciation***
	Total Return Swap Contracts - Depreciation (continued)
	Taiwan—0.11%
	Computers - Peripheral Equipment—0.05%
$(11,086,744)	3/4/2024	Innolux Display Corp	$6,034,409
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of Innolux Display Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 15.00%**.
	Electronic Components - Miscellaneous—0.06%
(9,928,363)	3/4/2024	AU Optronics Corp	7,625,115
		Agreement with Morgan Stanley, dated 03/01/2010 to deliver the total return of the shares of AU Optronics Corp in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 12.00%**.
	Total Taiwan		$13,659,524

	United Kingdom—0.02%
	Diversified Banking Institutions—0.00%
(22,920,842)	12/11/2023	HSBC Holdings PLC	289,659
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of HSBC Holdings PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Retail - Apparel / Shoes—0.02%
(4,646,914)	12/11/2023	Next PLC	2,298,828
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of Next PLC in exchange for an amount to be received equal to the Daily Fed Funds Effective Rate less 0.30%**.
	Total United Kingdom		$2,588,487
	Total Return Swap Contracts - Depreciation *****		$133,641,567
	Total Swap Contracts, net		$275,692,073
____________________

*	Per the terms of the executed swap agreement, no periodic payments are made. A single payment is made upon the maturity of the Total Return Swap Contracts.

**	The financing rate is made up of the Daily Fed Funds Effective Rate plus a variable rate. The Daily Fed Funds Effective Rate is the weighted average interest rate at which depository institutions (banks and credit unions) trade federal funds (balances held at Federal Reserve Banks) with each other overnight. The variable rate indicated is as of September 30, 2021.

***	The value of the Total Return Swap Contracts is the same as the unrealized appreciation/depreciation. For this reason the value has not been broken out separately. Additionally, there were no upfront payments or receipts related to any of the Total Return Swap Contracts transactions.

****	Includes all Total Return Swap Contracts in an appreciated position. The unrealized appreciation of these contracts is included as part of Unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.

*****	Includes all Total Return Swap Contracts in a depreciated position. The unrealized depreciation amounts of these contracts is included as part of Unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
SCHEDULE OF SWAP CONTRACTS (concluded)

September 30, 2021
Percentage of
Swap Contracts – By Industry	Net Assets (%)
Advertising Services	0.00
Applications Software	(0.01)
Building – Heavy Construction	0.40
Commercial Banks Non–U.S.	(0.26)
Commercial Services – Finance	0.05
Computer Services	(0.16)
Computers – Peripheral Equipment	(0.05)
Cosmetics & Toiletries	0.01
Diversified Banking Institutions	0.00
E–Commerce / Products	0.02
E–Commerce / Services	0.01
Electric Products – Miscellaneous	0.00
Electric – Integrated	0.02
Electronic Components – Miscellaneous	(0.05)
Enterprise Software / Services	0.01
Finance – Other Services	(0.20)
Food – Retail	0.04
Industrial Automation / Robotics	0.01
Medical – Drugs	(0.01)
Office Automation & Equipment	(0.02)
Photo Equipment & Supplies	0.00
Private Equity	0.57
Retail – Apparel / Shoes	(0.02)
Retail – Discount	0.09
Semiconductor Equipment	(0.29)
Web Portals / ISP	2.10
Total Swap Contracts	2.26%

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF OPERATIONS

For the Year Ended
September 30, 2021
Investment Income
Dividends (net of foreign withholding tax of $2,357,352)	$46,289,830
Interest	12,724,533
Other	69,666
Total investment income	59,084,029
Expenses
Management fees	176,459,214
Distribution and shareholder servicing fees - Class A Shares	68,547,512
Stock loan fees	65,502,195
Dividends on securities sold, not yet purchased	58,339,535
Administration fees	4,899,188
Incentive Fee	2,752,865
Transfer agent fees	1,577,729
Interest expense	1,523,264
Custody fees	1,330,074
Registration fees	506,191
Professional fees	496,727
Insurance expense	168,783
Trustees’ fees	108,750
Miscellaneous expense	5,497,337
Total expenses	387,709,364
Net investment loss	(328,625,335)
Net realized gain/(loss) and net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	1,602,788,537
Purchased options	(534,533,998)
Securities sold, not yet purchased	(818,438,116)
Written options	(115,157,612)
Total return swap contracts	(27,123,340)
Foreign currency transactions	3,254,496
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and total return
swap contracts	110,789,967
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swap contracts
Investment securities of unaffiliated issuers	507,573,462
Purchased options	(178,711,238)
Securities sold, not yet purchased	(164,772,017)
Written options	28,608,327
Total return swap contracts	(14,176,320)
Foreign currency transactions	(1,260,586)
Net change in unrealized appreciation/depreciation from investment activities, foreign currency transactions, written options, purchased
options and total return swap contracts	177,261,628
Net realized gain/(loss) and net change in unrealized appreciation/
depreciation from investment activities, foreign currency transactions,
written options, purchased options and total return swap contracts	288,051,595
Net decrease in net assets resulting from operations	$(40,573,740)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	September 30, 2021	September 30, 2020
From operations:
Net investment loss	$(328,625,335)	$(775,739,189)
Net realized gain/(loss) from investment activities, foreign currency transactions, written options, purchased options and
total return swap contracts	110,789,967	449,467,635
Net change in unrealized appreciation/depreciation from
investment activities, foreign currency transactions, written
options, purchased options and total return swap contracts	177,261,628	2,727,740,277
Net increase/(decrease) in net assets resulting
from operations	(40,573,740)	2,401,468,723
Distributions to shareholders:
Class A ($1.0557 and $0.6523 per share for each
period respectively)	(315,017,906)	(129,307,405)
Class W ($1.0557 and $0.6523 per share for each
period respectively)	(116,147,013)	(37,310,329)
Net decrease in net assets resulting from
distributions to shareholders	(431,164,919)	(166,617,734)
From transactions in shares:
Proceeds from sales of shares
Class A	2,598,888,546	2,007,078,302
Class W	948,778,180	758,279,650
Total proceeds from sale of shares	3,547,666,726	2,765,357,952
Reinvestment of distributions
Class A	304,922,286	124,087,736
Class W	93,177,065	29,975,545
Total reinvestment of distributions	398,099,351	154,063,281
Payment for shares repurchased
Class A	(254,037,206)	(141,871,055)
Class W	(117,375,741)	(26,415,637)
Total payment for shares repurchased	(371,412,947)	(168,286,692)
Exchange of shares
Class A	(18,452,424)	(11,430,430)
Class W	18,452,424	11,430,430
Total exchange of shares	—	—
Net increase/(decrease) in net assets from transactions
in shares	3,574,353,130	2,751,134,541
Net increase/(decrease) in net assets	3,102,614,471	4,985,985,530
Net assets at beginning of period	9,114,523,293	4,128,537,763
Net assets at end of period	$12,217,137,764	$9,114,523,293

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS

For the Year Ended
September 30, 2021
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(40,573,740)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Proceeds from sales of long-term investment securities	13,453,740,898
Purchases of long-term investment securities	(14,955,154,326)
Proceeds from long-term securities sold short, not yet purchased	17,125,102,726
Cover of long-term securities sold short, not yet purchased	(17,383,344,644)
Proceeds from sales of short-term investment securities	516,961,537
Purchases of short-term investment securities	(655,020,371)
Proceeds from sales of short-term purchased options	2,810,557,979
Purchases of short-term purchased options	(3,272,013,380)
Purchases of long-term purchased options	(8,895,072)
Premiums received from short-term written options	292,197,447
Cover of short-term written options	(367,596,116)
Proceeds from swap contracts	(27,123,340)
Amortization of market premium	(2,785)
Net realized (gain)/loss from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(110,789,967)
Net change in unrealized (appreciation)/depreciation from investment activities, foreign currency transactions, written options, purchased options and total return swaps	(177,261,628)
Changes in assets and liabilities related to operations:
Decrease in receivable for investment securities sold	176,486,838
Decrease in cash collateral received for total return swap contracts	22,750,000
Decrease in deposits at brokers for securities sold, not yet purchased	180,555,543
Increase in due from brokers	(99,029,117)
Increase in variation margin receivable	(8,573,680)
Decrease in dividends receivable	336,236
Decrease in interest receivable	392,390
Increase in other assets	(102,886)
Decrease in payable for investment securities purchased	(13,299,674)
Decrease in due to brokers	(71,780,941)
Increase in management fees payable	4,743,515
Increase in distribution and shareholders servicing fees payable	1,749,998
Increase in stock loan fee payable	758,519
Increase in dividends payable on securities sold, not yet purchased	1,487,020
Increase in administration fees payable	148,503
Decrease in professional fees payable	(131,988)
Increase in due to custodian	2,757
Increase in miscellaneous expenses payable	185,751
Decrease in accrued incentive fees	(596,172,467)
Net cash used in operating activities	(3,198,708,465)

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
STATEMENT OF CASH FLOWS (concluded)

For the Year Ended
September 30, 2021
Cash flows from financing activities
Net proceeds from sale of shares	3,547,666,726
Distributions to shareholders, including the change in withdrawals payable	29,723,466
Payment for shares repurchased	(371,412,947)
Net cash provided by financing activities	3,205,977,245
Effect of exchange rate on cash	1,993,911
Net change in cash and cash equivalents and restricted cash	9,262,691
Cash and cash equivalents and restricted cash at beginning of period	112,492,075
Cash and cash equivalents and restricted cash at end of period	$121,754,766
Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest	$4,992,598
Supplemental Disclosure of Non-Cash Financing Activities
Distributions to shareholders	$(431,164,919)
Reinvestment of distributions	$398,099,351

The accompanying notes are an integral part of these financial statements.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021

1. Organization

ACAP Strategic Fund (the “Fund”) was organized as a Delaware statutory trust in June 2009. The Fund commenced operations on March 1, 2010. The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as a closed-end management investment company and operates as a diversified company. The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, offers to repurchase between 5% – 25% of its outstanding shares at their net asset value as of or prior to the end of each fiscal quarter. SilverBay Capital Management LLC serves as the investment adviser of the Fund (the “Adviser”). The Adviser is controlled by its sole member, Alkeon Capital Management, LLC (“Alkeon”). Each of the Adviser and Alkeon are registered with the SEC as an investment adviser.

The Fund’s investment objective is to achieve maximum capital appreciation. The Fund pursues this objective by investing its assets primarily in publicly-traded equity securities of U.S. and foreign companies that the Adviser believes are well positioned to benefit from demand for their products or services, including companies that can innovate or grow rapidly relative to their peers in their markets. The Fund also pursues its objective by effecting short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. The Fund may also borrow money for investment purposes (leverage). The use of short sales and leverage are speculative investment practices and involve a high degree of risk.

The Fund is authorized to issue an unlimited number of shares of beneficial interest (“Shares”), $0.001 par value. The minimum initial investment in the Fund by an investor is $50,000. Minimum subsequent investments must be at least $5,000 (including a sales load, if applicable). Investors may be charged a sales load up to a maximum of 3% on the amount they invest in Class A Shares. The specific amount of the sales load is not fixed and will be determined by the investor and its broker, dealer or other financial intermediary. Shares may only be purchased through, and with funds drawn on, an investor’s brokerage account with brokers or dealers retained by Breakwater Group Distribution Services, LLC (the “Underwriter”) to act as selling agents to assist in the distribution of Shares (“Selling Agents”). Class A Shares are subject to distribution and shareholder servicing fees and Selling Agents who do not charge a front end load may charge their clients transaction fees or other transaction charges in such amounts as they may determine (which may be higher or lower, in the aggregate, than a front end load). Unlike Class A Shares, Class W Shares are not subject to any sales load or distribution and shareholder servicing fees. Class W Shares may be purchased through, and with funds drawn on, an investor’s “wrap-fee” account with a registered broker dealer or registered investment adviser retained by the Underwriter or the Adviser, as applicable, and whose financial advisor recommends their investment in the Fund. Shares of the Fund may be purchased only by investors who certify to the Fund or its agents that they have a net worth of more than $2,200,000 (excluding the value of the primary residence of such person and any debt secured by such property up to its current market value) or otherwise satisfy the definition of a “qualified client” under the Investment Advisers Act of 1940. Under certain circumstances (including where a Class A shareholder may be eligible to invest in Class W Shares), and only as authorized by the Underwriter or the Fund, Class A Shares may be exchanged for Class W Shares. Any such exchange would generally not be a taxable event for U.S. federal income tax purposes. If shares are exchanged, such transactions shall not be considered a repurchase from the Fund triggering a Fiscal Period (as defined below) end for purpose of calculation of the Incentive Fee (as defined below). As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at least 5% of its outstanding Shares at their net asset value at regular intervals. Currently, the Fund intends to offer to repurchase 25% of its outstanding Shares as of or prior to the end of each fiscal quarter. However, repurchase offers in excess of 5% of the Fund’s outstanding Shares for any particular fiscal quarter are entirely within the discretion of the Board of Trustees of the Fund (the “Board”) and, as a result, there can be no assurance that the Fund will make repurchase offers for amounts in excess of 5% of the outstanding Shares for any particular fiscal quarter.

Shares of the Fund are offered for purchase on a monthly basis in a continuous offering at their net asset value per share. Shares will be issued at the net asset value per share next computed after acceptance of an order to purchase shares. Purchase orders for shares sold in connection with a monthly offering must be received prior to the close of business on the day of the month specified by the Underwriter (typically the last business day of the month).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

1. Organization (continued)

Purchase orders received in proper form will be accepted by the Fund and deposited monies will be invested in the Fund (net of the sales load, if applicable) as of the first business day of the next month following submission of an investor’s purchase order. The Fund reserves the right to suspend or terminate the offering of shares at any time.

The Board has overall responsibility for the management and supervision of the operations of the Fund. The Board has delegated responsibility for management of the Fund’s day-to-day operations to the Adviser. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The persons comprising the Board (the “Trustees”) are not required to invest in the Fund or to own Shares. A majority of the Trustees are persons who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Independent Trustees perform the same functions for the Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “Authoritative Guidance”) requires the Adviser to make estimates and assumptions in determining the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Adviser believes that the estimates utilized in preparing the Fund’s financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Net increase in net assets resulting from operations, as presented in the Statement of Operations, with the exception of the distribution and shareholder servicing fee, is allocated pro rata between Class A and Class W Shares based on the net asset value of each share class as compared to the Fund’s net asset value overall on a monthly basis. The distribution and shareholder servicing fee is allocated only to Class A Shares.

The Fund qualifies as an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services—Investment Companies and, therefore, is applying the specialized accounting and reporting guidance therein.

The following is a summary of the significant accounting policies of the Fund:

a. Revenue Recognition

Securities transactions, including related revenue and expenses, are recorded on a trade date basis. The Fund employs the specific identification method of inventory accounting. Dividends are recorded on the ex-dividend date, net of foreign withholding tax, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income and expense are recorded on the accrual basis. Dividends on securities sold, not yet purchased are an expense to the Fund. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. The Fund amortizes premium and accretes discount on bonds using the effective yield method.

b. Portfolio Valuation

The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

Domestic and foreign exchange-traded equity securities (including listed warrants) traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their official closing price as reported on their primary exchange.

Domestic non-exchange traded equity securities are valued at their last reported price.

Total return swaps on equity securities are generally valued based upon the price for the reference asset, as determined in the manner specified above, as well as dividends on the reference equity security and accrued swap interest since the day of opening the position.

Fixed income, including convertible bonds, is generally valued using an evaluated bid price provided by an independent pricing agent. Evaluated bid prices provided by the pricing agent may be determined without exclusive reliance on quoted bid prices and may reflect factors such as relative credit information, observed market movements, sector news, maturity, reported trade frequencies and other market data. Money market instruments with a remaining maturity of 60 days or less may be valued at amortized cost (purchase price or last valuation, as applicable, adjusted for accretion of discount or amortization of premium) unless the Adviser believes another valuation is more appropriate.

Options traded upon or dealt in one or more domestic or foreign securities exchanges are valued at their last reported bid price as reported on such exchange(s). Non-exchange traded options and currency options are valued using a combination of observable inputs and models.

Forward contracts are traded on the over-the-counter market. Forward contracts are valued using observable inputs, such as currency exchange rates or commodity prices, applied to notional amounts stated in the applicable contracts.

When market quotations are not readily available, if a market quotation is “stale”, or when the valuation methods mentioned above are not reflective of the fair value of an asset or a liability, fair value will be determined in good faith based on observable and unobservable inputs relevant to the valuation of the asset under the oversight of the Board (“Fair Value Determination”).

The Adviser monitors the continuing appropriateness of the valuation methodology being used for each security and other investment.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be subject to Fair Value Determination taking into account the aforementioned factors, in good faith pursuant to procedures adopted by the Board. For the year ended September 30, 2021, no portfolio securities or liabilities were subject to Fair Value Determination.

The Fund follows ASC Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) for fair value measurement. ASC Topic 820 establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

2. Significant Accounting Policies (continued)

b. Portfolio Valuation (continued)

by requiring that the most observable inputs be used when available. ASC Topic 820 establishes three levels of inputs that may be used to measure fair value. Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Over-the-counter financial derivative instruments, such as forward contracts and total return swaps, derive their values from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These derivative contracts that use valuation techniques and observable inputs as described above and in further detail below and have an appropriate level of market activity are categorized within Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Investments, the Schedule of Purchased Options, the Schedule of Securities Sold, Not Yet Purchased, the Schedule of Written Options and the Schedule of Swap Contracts.

The following table summarizes the fair value of assets and liabilities by the ASC Topic 820 fair value hierarchy levels as of September 30, 2021.

				Balance
	Level 1	Level 2	Level 3	September 30, 2021
Assets
Investment Securities
Common Stocks	$13,752,020,168	$—	$—	$13,752,020,168
Short-Term Securities	502,247,375	—	—	502,247,375
Purchased Options	537,484,466	20,579,072	—	558,063,538
Unrealized Appreciation on
Total Return Swap Contracts	—	409,333,640	—	409,333,640
Total Assets	$14,791,752,009	$429,912,712	$—	$15,221,664,721

Liabilities
Securities Sold, Not Yet Purchased
Common Stocks	$2,980,350,405	$1,426,672	$—	$2,981,777,077
Written Options	54,892,670	78,995	—	54,971,665
Unrealized Depreciation on
Total Return Swap Contracts	—	133,641,567	—	133,641,567
Total Liabilities	$3,035,243,075	$135,147,234	$—	$3,170,390,309

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

2. Significant Accounting Policies (continued)

c. Cash and Cash Equivalents

The Fund considers all financial instruments that mature within three months of the date of purchase as cash equivalents. At September 30, 2021 the Fund held $88,153,297 in cash equivalents in a BNY Mellon overnight interest-bearing account, $160,984 in U.S. Dollars, $7,099,166 in U.S. Dollars restricted cash and $26,341,319 in foreign currency cash balances. These amounts are presented in the Statement of Assets and Liabilities as cash and cash equivalents. Money market accounts are not subject to federally insured bank deposit limits.

The Fund maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

As further discussed in Note 2.f., as of September 30, 2021 the Fund has additional cash and cash equivalents on deposit with brokers primarily to satisfy margin and short sale requirements.

d. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with Authoritative Guidance. To the extent these differences are permanent, such amounts are reclassified within the capital account based on their federal tax basis treatment; temporary differences do not require such reclassification.

e. Income Taxes

Each year the Fund intends to operate in a manner to qualify as, and has elected to be treated as, a regulated investment company under subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Also, the Fund intends to distribute each year substantially all of its net investment company taxable income and net realized capital gains, if any, to shareholders and therefore not be required to pay federal income taxes. Accordingly, no provision for federal income or excise tax is required.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received.

f. Due to/from Brokers and Custodian

Due to/from brokers consists of U.S. dollar and foreign currency cash balances held at the Fund’s prime brokers (Morgan Stanley & Co., Inc., Merrill Lynch Professional Clearing Corp. and Credit Suisse Securities (USA) LLC). The Fund is charged interest on cash it borrows at agreed upon rates with its prime brokers. The amount due from brokers primarily represents receivables for funds held by the broker which result from cash proceeds from the unwinding of swap positions and other trades. It is the Fund’s policy to monitor the credit standing of the broker and other financial institutions with which it conducts business. Due to custodian consists of debit cash balances generated through trading activities held at the Fund’s custodian, The Bank of New York Mellon (the “Custodian”). All amounts due to brokers and custodians will be paid within one year.

Due to brokers also includes the obligation to return cash collateral received from a counterparty due to the appreciation in the fair market value of the fund’s swap instruments, as further discussed in Note 2.g.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

2. Significant Accounting Policies (continued)

g. Cash Collateral Received for Total Return Swap Contracts and Variation Margin Receivable/Payable

Cash is paid/received periodically (subject to certain thresholds) to/from the counterparty due to the appreciation or depreciation in the fair market values of the Fund’s swap instruments. Settled payments are recorded as Cash Collateral Received for total return swap contracts in the Statement of Assets and Liabilities. Variation Margin Receivable/Payable represents the amount of such payments due from/to counterparty which have not been settled in the Statement of Assets and Liabilities. As of September 30, 2021, the amount of such cash collateral received was $260,910,000 and the amount of Variation Margin Receivable was $14,782,073 as presented in the Statement of Assets and Liabilities. See also Note 12 below.

h. Receivable for Investment Securities Sold and Payable for Investment Securities Purchased

Receivable for investment securities sold and Payable for investment securities purchased represents trades that occurred prior to the end of the Fiscal Period but have not settled as of the end of the Fiscal Period (as defined below). These amounts are presented in the Statement of Assets and Liabilities.

It’s the Fund’s policy to monitor the credit risk of the brokers with which it conducts business.

3. Management Fee

In consideration of management services provided by the Adviser and for services provided by the Adviser or an affiliate for certain administrative services, the Fund pays the Adviser a monthly management fee computed at the annual rate of 1.50% of the Fund’s average daily net assets (the “Management Fee”), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and has the effect of reducing the net asset value of the Fund. For the year ended September 30, 2021, Management Fees totaled $176,459,214, included in the Statement of Operations, of which $15,886,458 remained payable to the Adviser at the end of the reporting period and is included on the Statement of Assets and Liabilities.

4. Incentive Fee

The Fund also pays the Adviser a performance-based incentive fee (the “Incentive Fee”). The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 20% of the amount by which the Fund’s net profits for all Fiscal Periods (defined below) exceed the balance of the loss carryforward account (described below), without duplication for any Incentive Fees paid during such fiscal year. The Fund also pays the Adviser the Incentive Fee in the event a Fiscal Period is triggered in connection with a Share repurchase offer by the Fund.

For purposes of calculating the Incentive Fee, net profits means the amount by which: (a) the net assets of the Fund as of the end of a Fiscal Period, increased by the dollar amount of Shares repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee) and by the amount of dividends and other distributions paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), exceeds (b) the net assets of the Fund as of the beginning of the Fiscal Period, increased by the dollar amount of Shares issued during the Fiscal Period (excluding any Shares issued in connection with the reinvestment of dividends and other distributions paid by the Fund).

Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund, determined in accordance with the valuation and accounting policies and procedures of the Fund.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

4. Incentive Fee (continued)

“Fiscal Period” means each period ending on the Fund’s fiscal year-end (or such other period ending on the Fund’s fiscal year-end in the event the Fund’s fiscal year is changed), provided that whenever the Fund conducts a Share repurchase offer, the period of time from the last Fiscal Period-end through the effective date of the repurchase offer also constitutes a Fiscal Period for purposes of calculating the Incentive Fee due (if any) on Shares being tendered for repurchase.

The Incentive Fee is payable for a Fiscal Period only if there is no positive balance in the Fund’s loss carryforward account. The loss carryforward account is an account that is credited as of the end of each Fiscal Period with the amount of any net loss of the Fund for that Fiscal Period and will be debited (but not below zero) with the amount of any net profits of the Fund for that Fiscal Period. This is sometimes known as a “high water mark.” The loss carryforward account is also reduced by: (i) the payment by the Fund of any dividend or other distribution to Shareholders (unless the full amount thereof is reinvested in Shares of the Fund); and (ii) any repurchase by the Fund of its Shares.

For the year ended September 30, 2021, Incentive Fees earned by the Adviser amounted to $2,752,865, which is presented in the Statement of Operations.

5. Distribution and Shareholder Servicing Fees

The Board has approved, and the Fund has adopted, a distribution and service plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and the related servicing of shareholders. Under the plan, Class A Shares of the Fund are subject to ongoing distribution and shareholder servicing fees to compensate Selling Agents for selling Shares of the Fund, marketing the Fund and providing, or arranging for the provision of, ongoing investor services and account maintenance services to investors in the Fund. These fees are accrued daily and paid monthly in an amount not to exceed, in the aggregate, 0.75% (on an annualized basis) of the net asset value of the Class A Shares of the Fund (the “Distribution and Shareholder Servicing Fees”). Distribution and Shareholder Servicing Fees are accrued daily as an expense of the Fund. Class W Shares of the Fund are not subject to the Distribution and Shareholder Servicing Fees.

For the year ended September 30, 2021, Distribution and Shareholder Servicing Fees amounted to $68,547,512 and is included in the Statement of Operations. At September 30, 2021, $6,151,573 remained payable as distribution and shareholder servicing fees as presented in the Statement of Assets and Liabilities.

6. Administration Fee, Related Party Transactions and Other

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund. BNY Mellon also provides transfer agency services to the Fund and is paid a minimum of $20,000 per annum for such services. In consideration of the administration and accounting services, the Fund pays BNY Mellon a monthly asset-based fee that includes the regulatory administration fee, which is not anticipated to exceed .08% of the Fund’s average net assets. The Fund also reimburses BNY Mellon for certain out-of-pocket expenses. For the year ended September 30, 2021, administration fees amounted to $4,899,188, as presented in the Statement of Operations. At September 30, 2021, $1,328,280 of administration fees remained payable, as presented in the Statement of Assets and Liabilities, representing three months’ worth of such fees. Morgan Stanley Fund Services USA LLC (“MSFS”) also provides certain additional reporting (non-distribution) services to the Fund. In consideration for such services, the Fund pays MSFS an amount not anticipated to exceed .01% of the Fund’s average net assets per year.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

6. Administration Fee, Related Party Transactions and Other (continued)

The Custodian serves as the primary custodian of the Fund’s assets, and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian.

The Fund’s distributor is Breakwater Group Distribution Services LLC (“Breakwater”). Alkeon, the sole member of the Adviser, is the non-managing member of Breakwater, a broker-dealer that employs certain of Alkeon’s employees. Breakwater, an underwriter under the federal securities laws, serves as Underwriter of the Fund’s Shares on a best efforts basis. Pursuant to the terms of the Underwriter’s distribution agreement with the Fund, the Underwriter may retain Selling Agents to assist in the distribution of Shares. As described in Note 5 above and in the Fund’s prospectus, Distribution and Shareholder Servicing Fees are used to compensate Selling Agents and are generally not retained by Breakwater.

Each Independent Trustee receives an annual retainer of $57,500 plus reimbursement of reasonable out of pocket expenses. Trustees who are “interested persons” do not receive any annual or other fee from the Fund. Trustees who are “interested persons” are reimbursed by the Fund for all reasonable out-of-pocket expenses incurred in performing their duties. The Officers of the Fund serve without compensation.

7. Indemnifications and Financial Guarantees

The Fund has entered into several contracts that contain routine indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Fund has had no claims or payments pursuant to these or prior agreements, and the Fund believes the likelihood of a claim being made is remote. Other than the foregoing, the Fund has no other commitments or contingencies.

8. Securities Transactions

Aggregate purchases and sales of long-term investment securities for the year ended September 30, 2021 amounted to $14,955,154,326 and $13,453,740,898, respectively. For the year ended September 30, 2021, there were no transactions of government securities.

9. Borrowings

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for liquidity purposes. Borrowings by the Fund (which do not include securities sold, not yet purchased and derivative transactions), subject to limitations of the 1940 Act, will not exceed 33⅓ percent of the Fund’s total assets. Purchasing equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowing for investment purposes (a practice known as “leverage”) is a speculative investment practice and involves certain risks.

Although leverage can increase investment returns if the Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment returns if the Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the impact of changes in the value of investments held by the Fund on the Fund’s net asset value and thus can increase the volatility of the Fund’s net asset value per Share. The Fund’s investment program makes frequent use of leverage.

For the year ended September 30, 2021, the average daily amount of such borrowings was $51,470,423 and the daily weighted average annualized interest rate was 1.83%. At September 30, 2021, the total amount of such borrowings was $5,003, presented as part of due to brokers in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

10. Transactions in Shares

Transactions in Shares were as follows:

	For the Year Ended		For the Year Ended
	September 30, 2021 Shares		September 30, 2020 Shares
	Class A	Class W	Class A	Class W
Shares at the beginning of the period	282,306,893	100,899,356	191,151,522	53,737,645
Shares sold	99,834,560	49,291,596	91,339,913	45,843,971
Shares reinvested	11,750,377	4,873,278	6,762,274	2,202,465
Shares repurchased	(9,963,321)	(6,228,967)	(6,392,837)	(1,629,898)
Shares exchanged *	(702,617)	951,126	(553,979)	745,173
Net increase (decrease)	100,918,999	48,887,033	91,155,371	47,161,711
Shares at the end of the period	383,225,892	149,786,389	282,306,893	100,899,356
____________________

*	For the year ended September 30, 2021 and year ended September 30, 2020, $18,452,424 and $11,430,430 represent the value of Class A and W Shares exchanged, in the aggregate, respectively. Different Share amounts are due to different net asset values between the Share classes.

As of September 30, 2021, the Adviser and its affiliates own 12,282.546 Class A Shares of the Fund.

11. Principal and Non-Principal Fund Investment Practices and Their Risks

Although the Fund’s principal investment strategy is to invest primarily in publicly traded equity securities of U.S. and foreign companies, the Fund may invest its assets in other types of securities and in other asset classes when, in the judgment of the Adviser (subject to any policies established by the Board), such investments present opportunities for the Fund to achieve maximum capital appreciation, taking into account the availability of equity investment opportunities, market conditions, the relative risk/reward analysis of other investments compared to equity securities, and such other considerations as the Adviser deems appropriate.

The Fund may effect short sales of securities when the Adviser believes that the market price of a security is above its estimated intrinsic or fundamental value. For example, the Fund may “short” a security of a company if the Adviser believes the security is over-valued in relation to the issuer’s prospects for earnings growth. In addition, the Fund may attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Adviser believes possess volatility characteristics similar to those being hedged. At times, the Fund may be exposed significantly to short positions and, as a result, the dollar value of short positions in the portfolio could exceed the dollar value of long positions.

To effect a short sale, the Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Thus, short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Positions in stocks sold short are more risky than long positions (purchases) in stocks because the maximum loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, where in the case of a short sale, there is no limit on the loss that may be incurred. The Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as Dividends on securities sold, not yet purchased on the Statement of Operations. In accordance with the terms of its prime brokerage agreement, the Funds may be charged a fee on borrowed securities. Such fees are calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The fees are presented as Stock loan fees on the Statement of Operations. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur, and the Fund might be compelled, at the most disadvantageous time, to replace

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the Fund’s investment portfolio. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund. In addition, the Fund, as a result of certain short sale transactions, may recognize short term capital gain.

The Fund’s short sales have the effect of leveraging the Fund’s assets. The Fund may also generate leverage through engaging in securities lending. The Fund’s use of total return swaps can also expose the Fund to leveraged investment exposure. During periods of volatility, regulators may impose certain restrictions or disclosure requirements on short sales. The levels of restriction and disclosure may vary across different jurisdictions. Such restrictions and disclosure requirements may make it difficult for the Adviser to express its negative views in relation to certain securities, companies or sectors, which may have an adverse effect on the Fund’s ability to implement its investment strategy.

Authoritative guidance on disclosures about derivative instruments and hedging activities requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The realized gain/(loss) on swap contracts and foreign currency transactions is ref lected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/ depreciation on swap contracts is ref lected on the Statement of Operations within these financial statements. The net change in unrealized appreciation/depreciation on foreign currency transactions is ref lected on the Statement of Operations within these financial statements as a component of the net change in unrealized appreciation/ depreciation from investment activities and foreign currency transactions. Option contracts serve as components of the Fund’s investment strategies and are utilized to structure investments to enhance the performance of the Fund.

Foreign (Non-U.S.) Risk – Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may f luctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

The Coronavirus (“COVID-19”) outbreak has been declared a pandemic by the World Health Organization and has spread to the United States and many other parts of the world and may adversely affect the value and the performance of the Fund’s investments. The outbreak of COVID-19 and new variants of COVID-19 continue to exist both in the U.S. and globally, and related government and private sector responsive actions may adversely affect the Fund’s investments. The extent to which COVID-19 impacts the Fund’s results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions taken to contain it or treat its impact.

a. Bonds and Other Fixed-Income Securities

The Fund may invest without limit in high quality fixed-income securities for temporary defensive purposes and to maintain liquidity. For these purposes, “fixed-income securities” are bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or f loating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (i.e., market risk).

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

a. Bonds and Other Fixed-Income Securities (continued)

The Fund may also invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality.

The Fund may also invest in convertible bonds.

Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. The Fund does not expect to invest more than 15% of its net assets in non-convertible debt securities. The Fund’s investments in non-investment grade debt securities, if any, are not expected to exceed 5% of its net assets.

At September 30, 2021, the Fund held no positions of the above-mentioned investments.

b. Exchange Traded Funds and Other Similar Instruments

The Fund may purchase retail shares of exchange-traded funds (“ETFs”) that are registered under the 1940 Act and retail shares of similar investment vehicles that are not registered under the 1940 Act (together with the ETFs, “Traded Funds”) and effect short sales of these shares. Transactions in Traded Funds may be used in seeking maximum capital appreciation or for hedging purposes. Typically, a Traded Fund holds a portfolio of common stocks designed to track the performance of a particular index or a “basket” of stocks of companies within a particular industry sector or group. Traded Funds sell and redeem their shares at net asset value in large blocks (typically 50,000 shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day (i.e., retail shares).

Investments in Traded Funds involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the Traded Funds. In addition, a Traded Fund may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the Traded Fund and the index with respect to the weighting of securities or number of stocks held.

Because Traded Funds bear various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser considers the expenses associated with an investment in determining whether to invest in a Traded Fund.

At September 30, 2021, the fair value of the above-mentioned investments was $(66,382,775) and is presented as part of securities sold, not yet purchased on the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

c. Temporary Investments; U.S. Government Securities Risk

During periods of adverse market conditions in the equity securities markets, the Fund may deviate from its investment objective and invest all or a portion of its assets in high quality debt securities, money market instruments, or hold its assets in cash. Securities will be deemed to be of high quality if they are rated in the top four categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include: U.S. Government Securities; commercial paper; certificates of deposit and banker’s acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation (“FDIC”); and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, the Fund may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

The Fund may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market debt securities, or to maintain such liquidity as may be necessary to effect repurchases of shares from shareholders or for other purposes.

It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it were not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s Share price or yield could fall. The U.S. Government’s guarantee of ultimate payment of principal and timely payment of interest of the U.S. Government Securities owned by the Fund does not imply that the Fund’s Shares are guaranteed by the FDIC or any other government agency, or that the price of the Fund’s Shares will not continue to f luctuate.

At September 30, 2021, the fair value of the above-mentioned investments was $502,247,375 and is presented as part of investments in securities on the Statement of Assets and Liabilities.

d. Total Return Swaps

The Adviser may use total return swaps to pursue the Fund’s investment objective of maximum capital appreciation. The Adviser may also use these swaps for hedging purposes. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated notional amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps, total return swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Fund’s investment exposure to the particular interest rate, currency, commodity or equity involved.

Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return of other underlying assets or indices. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security index or market.

Most swap agreements entered into by the Fund require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered in accordance with applicable regulatory requirements. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

d. Total Return Swaps (continued)

The Fund is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss generally consists of the net amount of payments that the Fund contractually is entitled to receive and/or the termination value at the end of the contract, which may be different than the amounts recorded on the Statement of Assets and Liabilities. Total return swaps are non-income producing instruments.

The Fund’s total return swap contract counterparty is Morgan Stanley & Co., Inc.

At September 30, 2021, the net amount of the fair value of the above-mentioned investments was $275,692,073 and is presented as unrealized appreciation on total return swap contracts and unrealized depreciation on total return swap contracts on the Statement of Assets and Liabilities.

e. Call and Put Options on Individual Securities

The Fund may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security. A covered put option written by the Fund is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund’s books or with the Fund’s custodian to fulfill the obligation undertaken.

The Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased, although the Fund would be entitled to exercise the option should it deem it advantageous to do so. The Fund may also invest in so-called “synthetic” options or other derivative instruments written by broker-dealers.

Options transactions may be effected on securities exchanges or in the over-the-counter market. Over-the-counter options purchased and sold by the Fund may also include options on baskets of specific securities. The use of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may buy and sell call and put options, including options on currencies. If the Fund sells a put option, there is a risk that the Fund may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that the Fund may be required to sell the underlying asset at a disadvantageous price, and if the call option sold is not covered (for example, by owning the underlying asset), the Fund’s losses are potentially unlimited. Options may be traded over-the-counter or on a securities exchange. These transactions involve risks consisting of counterparty credit risk and leverage risk.

At September 30, 2021, the net fair value of the above-mentioned investments was $482,591,796 and is presented as part of purchased options and as part of written options in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

11. Principal and Non-Principal Fund Investment Practices and Their Risks (continued)

f. Foreign Currency Transactions

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in the net change in unrealized appreciation/depreciation from investment activities and foreign currency transactions and in net realized gain/(loss) from investment activities on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

The Fund may enter into forward contracts for hedging and non-hedging purposes to pursue its investment objective. These contracts represent obligations to purchase or to sell a specified amount of currency at a future date and at a specified price agreed to by the parties at the time they enter into the contracts and allow the Fund to “lock in” the U.S. dollar prices of securities. However, there may be an imperfect correlation between the securities being purchased or sold and the forward contracts entered into, and there is a risk that a counterparty will be unable or unwilling to fulfill its obligations under the forward contract.

At September 30, 2021, the Fund held no positions of the above-mentioned investments.

The Fund may also seek to hedge against the decline in the value of a currency or, to the extent applicable, to enhance returns, through the use of currency options. Currency options are similar to options on securities. For example, in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

At September 30, 2021, the net fair value of the currency options was $20,500,077 and is presented as part of purchased options and as part of written options in the Statement of Assets and Liabilities.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

12. Balance Sheet Offsetting

In the normal course of business, the Fund enters into derivative transactions subject to enforceable master netting agreements. International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions and related collateral entered into by the Fund and its counterparties. The Fund has entered into ISDA Master Agreements with all of its counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of termination or default.

Events of termination include conditions that may entitle the Fund/counterparty to elect to terminate an agreement early and cause the settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate a contract early could be material to the financial statements.

In an event of default (i.e. the Fund/counterparty a) fails to post collateral, b) fails to comply with any restrictions or provisions, or c) fails to comply with or perform any agreement or obligation), the counterparty/Fund has the right to set-off any amounts payable by the Fund/counterparty with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty/Fund has the right to liquidate, sell, pledge, re-hypothecate, or dispose of such posted collateral to satisfy any outstanding obligations.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. foreign exchange contracts, options, and certain swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund/counterparty. Generally, the amount of collateral due to/from a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from the counterparty’s non-performance.

The Fund has elected to not offset eligible financial instruments in the Statement of Assets and Liabilities pursuant to the ISDA Master Agreements.

The Fund’s derivative agreements contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Fund’s NAV over a specified time period. If an event occurred at September 30, 2021 that triggered a contingent feature, the counterparty to the agreement may require the Fund to post additional collateral or terminate the derivative positions and demand payment. Any collateral already posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivative agreements with credit-risk related contingent features would be the total value of derivative instruments in a net liability position for the Fund as of September 30, 2021, as disclosed in the table below. The aggregate fair value of cash and securities posted as collateral as of September 30, 2021 was $474,574,024. If the credit-risk-related contingent features were triggered at the end of the reporting period, no additional collateral would be required to be posted.

At September 30, 2021, no event occurred that triggered a credit-risk-related contingent feature.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

12. Balance Sheet Offsetting (continued)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Assets			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Assets	Instruments	Received (a)	Amount
Total return swap
contracts	$409,333,640	$(133,641,567)	$275,692,073	$—	$275,692,073	$—
Purchased
options	$558,063,538	$—	$558,063,538	$—	$—	$558,063,538

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts Not
	Gross Amount of			Offset in the Statement of
	Recognized Liabilities			Assets and Liabilities
	Presented in the				Cash or Securities
	Statement of Assets	Gross	Net Amounts	Financial	Collateral	Net
	and Liabilities	Amounts Offset	of Liabilities	Instruments	Pledged (a)	Amount
Total return swap
contracts	$133,641,567	$(133,641,567)	$—	$—	$—	$—
Written options	$54,971,665	$—	$54,971,665	$—	$—	$54,971,665
_____________________

(a)	As of September 30, 2021, the total amount of cash or securities collateral received/pledged is more than the amount reported due to over-collateralization. As of September 30, 2021 the amount of cash or securities collateral received from the counterparty is $260,910,000 and is included as part of cash collateral received for total return swap contracts in the Statement of Assets and Liabilities. The amount of cash or securities collateral pledged to the counterparty is $474,574,024. Securities collateral pledged to the counterparty is based off of notional exposure. The amount of collateral pledged to the counterparty is currently included in the Dreyfus Treasury Obligations Cash Management, Institutional investment, as noted within the Schedule of Investments.

The fair value of derivative instruments as of September 30, 2021 was as follows:

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Asset derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$409,333,640	$—
Purchased options (b)	537,484,466	20,579,072
Total	$946,818,106	$20,579,072

	Fair Value on the
	Statement of Assets and Liabilities
		Foreign
Liability derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (c)	$133,641,567	$—
Written options (d)	54,892,670	78,995
Total	$188,534,237	$78,995

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

12. Balance Sheet Offsetting (continued)

(a)	Presented as part of unrealized appreciation on total return swap contracts in the Statement of Assets and Liabilities.
(b)	Presented as part of purchased options, at fair value in the Statement of Assets and Liabilities.
(c)	Presented as part of unrealized depreciation on total return swap contracts in the Statement of Assets and Liabilities.
(d)	Presented as part of written options, at fair value in the Statement of Assets and Liabilities.

Effect of derivative instruments trading activities for the year ended September 30, 2021:

	Realized gain/(loss) recognized on
	the Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$(27,123,340)	$—
Purchased options (b)	(488,658,590)	(45,875,408)
Written options (c)	(115,969,699)	812,087
Total	$(631,751,629)	$(45,063,321)

(a)	Presented as part of net realized gain/(loss) from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net realized gain/(loss) from purchased options in the Statement of Operations.
(c)	Presented as part of net realized gain/(loss) from written options in the Statement of Operations.

	Net change in unrealized gain/(loss)
	recognized on the
	Statement of Operations
		Foreign
Derivatives not accounted for as hedging instruments	Equity Risk	Exchange Risk
Total return swap contracts (a)	$(14,176,320)	$—
Purchased options (b)	(169,183,490)	(9,527,748)
Written options (c)	28,550,123	58,204
Total	$(154,809,687)	$(9,469,544)

(a)	Presented as part of net change in unrealized appreciation/depreciation from total return swap contracts in the Statement of Operations.
(b)	Presented as part of net change in unrealized appreciation/depreciation from purchased options in the Statement of Operations.
(c)	Presented as part of net change in unrealized appreciation/depreciation from written options in the Statement of Operations.

The average volume of derivative activities for the year ended September 30, 2021 are as follows:

Derivative
Derivatives not accounted for as hedging instruments	Volume
Total return swap contracts (a)	$159,908,681
Purchased options (b)	939,827,459
Written options (c)	(58,789,934)

(a)	Average notional cost basis of the underlying securities within each total return swap contract at the end of each month of the Fiscal Period.
(b)	Average cost basis of the purchased options at the end of each month of the Fiscal Period.
(c)	Average cost basis of the written options at the end of each month of the Fiscal Period.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

13. Federal Tax Information

During the year ended September 30, 2021, taxable gain differs from net increase in net assets resulting from operations primarily due to: (1) unrealized gain/(loss) from investment activities and foreign currency transactions, as investment gains and losses are not included in taxable income until they are realized; (2) deferred wash sales losses and loss deferrals on unsettled short positions; (3) net deferral of qualified late year losses; (4) deferred straddle losses; and (5) net operating losses.

Net capital losses recognized by the Fund may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. As of September 30, 2021, the Fund had no capital loss carryovers available to offset possible future capital gains. Under federal tax law, capital loss realized after October 31, 2020 and certain ordinary losses realized after December 31, 2020 may be deferred and treated as having arisen on the first day of the following fiscal year. For the year ended September 30, 2021, the Fund incurred and elected to defer qualified late-year ordinary loss of $55,124,094.

As of September 30, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income:	$—
Undistributed long-term capital gains:	216,844,801
Accumulated realized capital and other losses:	(55,124,094)
Net unrealized appreciation/depreciation:	4,233,276,640
Total	$4,394,997,347

As of September 30, 2021, the aggregate unrealized appreciation/depreciation and the aggregate cost of investment securities for tax purposes, including purchased options were as follows:

Excess of value over tax cost gross appreciation	$4,083,684,443
Excess of tax cost over value gross depreciation	(173,482,454)
Net unrealized appreciation	$3,910,201,989

Cost of total investments for income tax purposes	$10,902,129,092

The authoritative guidance requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV. The permanent differences are primarily attributable to the write-off of net investment loss. For the year ended September 30, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income (loss) and accumulated realized gain (loss) as follows:

	Increase	Increase
	Undistributed	Accumulated
Decrease	Net Investment	Realized
Paid-in-Capital	Income/(Loss)	Gain/(Loss)
$(989,502,526)	$948,389,087	$41,113,439

During the years ended September 30, 2021, and September 30, 2020, the tax character of the dividends paid by the Fund was $431,164,919 long-term capital gains and $166,617,734 long-term capital gains, respectively.

ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC Topic 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Fund’s financial statements. ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

13. Federal Income Tax Information (continued)

tax benefit or expense in the current year. Management’s determinations regarding ASC Topic 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. In accordance with authoritative guidance, management has analyzed the Fund’s tax positions for the open tax years from 2017 through 2020, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not record any interest or penalties. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date. At September 30, 2021, the Fund had no deferred tax liability.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

14. Financial Highlights

The following table includes selected data for a share outstanding throughout the periods shown.

	Class A
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value per Share,
beginning of period	$25.49	$17.84	$17.06	$16.26	$13.67
Income from investment operations (a):
Net investment income/(loss)	(0.78)	(2.73)	(0.87)	(0.80)	(1.15)
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	1.07	11.03	2.35	1.96	3.90
Total income/(loss) from
investment operations	0.29	8.30	1.48	1.16	2.75
Distributions to shareholders:
Total distributions
to shareholders	(1.06)	(0.65)	(0.70)	(0.36)	(0.16)
Net asset value per Share, end of period	$24.72	$25.49	$17.84	$17.06	$16.26
Total return—gross (b) (c) (d)	0.95%	57.87%	11.93%	8.81%	25.24%
Total return—net (b) (c) (d)	0.92%	47.96%	9.60%	7.27%	20.38%
Ratios/supplemental data:
Net assets (dollars in thousands),
end of period	9,471,744	7,195,574	3,410,060	2,770,900	2,036,070
Average net assets (dollars in thousands), end of
period	9,152,450	4,996,367	3,035,975	2,434,394	1,736,959
Ratio of expenses to average net assets (d) (e)	3.48%	13.92%	7.29%	6.37%	9.60%
Ratio of net investment income/(loss) to average net
assets (d) (e)	(2.98%)	(12.71%)	(5.19%)	(4.73%)	(7.93%)
Ratio of incentive fee to average
net assets (c) (d)	0.04%	9.73%	2.42%	1.67%	4.76%
Ratio of expenses without incentive fee to average
net assets (d) (e)	3.44%	4.19%	4.87%	4.70%	4.84%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	2.37%	2.38%	2.40%	2.40%	2.37%
Ratio of net investment income/(loss) without incentive
fee to average net assets (d) (e)	(2.94%)	(2.98%)	(2.77%)	(3.06%)	(3.17%)
Portfolio turnover on investments
in securities (c)	107%	149%	94%	125%	85%
Average debt ratio (e)	0.45%	0.60%	0.32%	0.29%	0.18%
Average commission rate paid	$0.05	$0.03	$0.04	$0.04	$0.04

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

14. Financial Highlights (continued)

	Class W
	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value per Share, beginning of period	$19.02	$13.37	$12.89	$12.28	$10.29
Income from investment operations (a):
Net investment income/(loss)	(0.41)	(1.91)	(0.55)	(0.50)	(0.80)
Net realized and net change in unrealized gain/(loss)
from investment activities, foreign currency
transactions, forward contracts, purchased
options and total return swaps	0.78	8.21	1.73	1.47	2.95
Total income/(loss) from investment operations	0.37	6.30	1.18	0.97	2.15
Distributions to shareholders:
Total distributions to shareholders	(1.06)	(0.65)	(0.70)	(0.36)	(0.16)
Net asset value per Share, end of period	$18.33	$19.02	$13.37	$12.89	$12.28
Total return—gross (b) (c) (d)	1.65%	57.91%	12.52%	9.35%	25.92%
Total return—net (b) (c) (d)	1.69%	49.08%	10.42%	8.09%	21.25%
Ratios/supplemental data:
Net assets (dollars in thousands), end of period	2,745,394	1,918,949	718,477	481,211	235,260
Average net assets (dollars in thousands),
end of period	2,603,130	1,189,663	583,106	357,231	189,788
Ratio of expenses to average net assets (d) (e)	2.65%	13.02%	6.44%	5.55%	8.98%
Ratio of net investment income/(loss) to average
net assets (d) (e)	(2.15%)	(11.84%)	(4.34%)	(3.89%)	(7.30%)
Ratio of incentive fee to average net assets (c) (d)	(0.04%)	9.61%	2.32%	1.58%	4.86%
Ratio of expenses without incentive fee to average
net assets (d) (e)	2.69%	3.41%	4.12%	3.97%	4.12%
Ratio of expenses without incentive fee, dividend
& interest expense and security trading related
expenses to average net assets (d) (e)	1.62%	1.63%	1.65%	1.65%	1.63%
Ratio of net investment income/(loss) without
incentive fee to average net assets (d) (e)	(2.19%)	(2.23%)	(2.02%)	(2.31%)	(2.44%)
Portfolio turnover on investments in securities (c)	107%	149%	94%	125%	85%
Average debt ratio (e)	0.45%	0.60%	0.32%	0.29%	0.18%
Average commission rate paid	$0.05	$0.03	$0.04	$0.04	$0.04
____________________

(a)	Per Share amounts presented are based on the average monthly Shares outstanding throughout the period indicated.

(b)	Total return gross/net of incentive fee is calculated assuming an investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c)	Non-annualized for periods less than one year.

(d)	The computation of such ratios for an individual shareholder may vary from these ratios due to timing of capital activity.

(e)	Annualized for periods of less than one year.

ACAP STRATEGIC FUND
NOTES TO FINANCIAL STATEMENTS—SEPTEMBER 30, 2021 (continued)

15. Subsequent Events

Subsequent to September 30, 2021, and through November 19, 2021, the Fund had capital subscriptions of $183,635,110 and $72,494,106 in Class A shares and Class W shares, respectively.

Subsequent to September 30, 2021, Credit Suisse Securities (USA) LLC announced that it had made the decision to exit its prime brokerage business.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-PORT with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending December 31 and June 30. Form N-PORT includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-PORT filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling your financial advisor, or calling collect (212) 716-6840, or on the SEC’s website at http://www.sec.gov.

Supplemental Tax Information: If during the year you would like information on estimated capital gains, please contact the Fund at (212) 716-6840.

Management’s Discussion of Fund Performance

The Fund’s performance for the fiscal year ended September 30, 2021 was slightly positive on an absolute basis, but underperformed the Fund’s benchmarks. While the Fund had positive returns through December 2020, the remainder of the fiscal year saw underperformance relative to the Fund’s benchmarks, as the outperformance of what we believe to be lower quality stocks and the underperformance of what we believe to be higher quality stocks adversely impacted both the short and long side of the Fund’s portfolio.

In general, during this year’s recovery rally, low quality investments have performed well not only in equities but across all asset classes. For example in fixed income, junk bond yields currently stand near all-time lows. We believe the relative underperformance of what we consider higher quality stocks has also been a reflection of sector flows this year. In fact, almost the entirety of US equity ETF inflows through the first half of 2021 were directed into cyclicals, financials and value stocks, almost $175 billion since the middle of 2020, which we believe indicates a crowded consensus reflation trade that may be ending as we enter tapering.

Our approach remains consistent regardless of market cycles, and we continue to believe that long-term investors will be strongly rewarded for maintaining a high quality bias in their stock selection over time, both from a return generation and risk mitigation standpoint, despite occasional rotations. For example, since the inception of our strategy we have minimized exposure to bank, oil & gas and deep cyclical stocks –which have all done well this year–, many of which have burdened balance sheets, low barriers to entry and lumpy free cash flow generation.

Looking forward, and as we are about to enter the Fed’s tapering phase, we now believe it is likely that we see a rotation into higher quality stocks, which have recently traded at a significant forward P/E discount to lower quality stocks following an unprecedented fiscal and monetary liquidity injection.

Moving to our current market outlook, we continue to be constructive on equities longer-term and see secular tailwinds in the form of strong excess liquidity, balanced relative valuations supported by continued strong free cash flow generation as well as tactical support this year in the form of strong pent-up demand. Importantly, we currently see opportunities on the short side, particularly among low-quality companies that we believe are unlikely to fully recover post-crisis but have performed well year to date.

We also believe that implications from last year’s crisis are likely to be long-lasting, as record government stimulus and record low interest rates have critically affected traditional balanced equity/bond portfolio allocations and have created a scarcity of attractive asset choices for investors. In particular, from a relative value standpoint, low interest rates continue to make stocks look attractive on a relative basis, as the spread between dividend yield and bond yield has recently been 125-240 basis points above average.

As a result, and in our view, this environment of a severe lack of attractive asset allocation choices elevates the attractiveness of high quality, pristine balance sheet, high-free-cash-flow-yielding equity investments, many of which offer not only better relative value but also a safer alternative to a broad array of unattractive and increasingly vulnerable investment options within both the fixed-income and correlated low-volatility equity bubble formations.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

In summary, not only do we see a significant scarcity of attractive asset allocation choices globally, but also a strong environment for fundamental stock picking for long-term investors, potentially equally attractive for both long and short investments. Overall, our broad market views are currently balanced; we see attractive relative equity valuations but also emphasize the need to be selective – more so now than ever before in recent years given the unprecedented earnings dispersion among companies and scarcity of growth opportunities.

During the annual period, the Fund continued to utilize total return equity swaps to replicate exposures to an issuer or group of issuers. Overall, the use of the swaps performed as expected and in line with the performance of the long and short book sought to be replicated.

During the annual period, the Fund continued to utilize options, both on individual issuers as well as broader sector and market ETF options, to seek to generate alpha and hedge market risk. Overall, the use of options performed as expected.

Performance Overview

Average Annual Total Returns (%)
(as of September 30, 2021)	1 Year	5 Year	10 Year
ACAP Strategic Fund - Class A	0.92%	16.14%	11.53%
MSCI World Index	27.01%	11.74%	10.54%
MSCI ACWI	25.54%	11.14%	9.72%

Average Annual Total Returns (%)			Since Inception
(as of September 30, 2021)	1 Year	5 Year	(April 1, 2015)
ACAP Strategic Fund - Class W	1.69%	17.02%	13.40%
MSCI World Index	27.01%	11.74%	8.77%
MSCI ACWI	25.54%	11.14%	8.21%

Performance of a Hypothetical $50,000 Investment (October 1, 2011— September 30, 2021)

The chart above shows the change in value of a hypothetical $50,000 investment in Class A shares of ACAP Strategic Fund (the Fund’s oldest and largest share class) during the stated period and assumes the reinvestment of dividends and distributions, including, with respect to the indices’ performance shown above, the reinvestment of dividends on securities in the indices. The above chart and table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

The MSCI World  Index captures large and  mid cap representation across 23 developed markets countries. With 1,561 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The MSCI ACWI captures large and  mid cap representation across 23 developed markets and 27 emerging markets countries. With 2,979 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Consideration and Renewal of Investment Advisory Agreement

At a meeting held via videoconference on September 10, 2021, the Board of Trustees of ACAP Strategic Fund (the “Board”) approved renewing the investment advisory agreement between ACAP Strategic Fund, a Delaware statutory trust (the “Fund”), and SilverBay Capital Management, LLC, a Delaware limited liability company (the “Adviser”) (the “Advisory Agreement”), for an additional one-year period. Also, by a unanimous vote, the members of the Board (the “Trustees”) who are not “interested persons,” as defined by the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Trustees”) separately voted to renew the Advisory Agreement. The Board observed that the SEC has provided temporary relief from the in-person approval requirements for Advisory Agreement renewals as a result of the ongoing COVID-19 pandemic, and agreed that the circumstances outlined in the temporary relief order were present.

In considering whether to renew the Advisory Agreement, the Board reviewed various materials from the Adviser, which included: (i) information concerning the services rendered to the Fund by the Adviser over the past year; (ii) the investment performance of the Fund and of other accounts managed by the Adviser, including comparative performance information, (iii) the fees and expenses of the Fund, and comparative expense information, including fees charged by the Adviser to other accounts, (iv) information on the profitability of the Adviser and its affiliates, taking into account their cost of providing services, and (v) other benefits to the Adviser from its relationship with the Fund. The Independent Trustees were represented in their review by experienced counsel they reasonably believed satisfied the SEC’s standards as “independent legal counsel.” In particular, the Board considered the following:

The Nature, Extent and Quality of Services Provided by the Adviser

The Trustees had reviewed various presentations the Adviser had provided to the Board regarding its services to the Fund. In connection with the broad scope of investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser, the performance of the Fund’s investments in relation to the Fund’s stated investment objective and policies. In this regard, the Board also considered the experience of the individuals responsible for the day-to-day management and operation of the Fund’s assets, including personnel of the Adviser and Alkeon Capital Management, LLC (“Alkeon”), the Adviser’s managing member, in managing funds and accounts with the same strategy (and similar strategies) as that of the Fund. The Board noted that the Adviser, or Alkeon, provides, at its own expense, facilities necessary for the operation of the Fund, and it makes certain of its personnel available to serve as the senior officers of the Fund, including the Chief Compliance Officer, the Principal Executive Officer and the Principal Financial Officer. The Trustees considered the Adviser’s performance of its obligations to provide oversight of third-party service providers and to monitor compliance with applicable Fund policies and procedures and adherence to its investment restrictions. The Board also considered the Adviser’s representations regarding the adequacy of its financial condition and its financial wherewithal to provide quality services to the Fund, and the representations, in this regard, by Alkeon, in its capacity as sole member of the Adviser, including its commitment to providing or making available to the Adviser, on an ongoing basis, adequate resources (including capital and personnel) so as to provide meaningful and appropriate support for the operations of the Adviser, including enabling it to perform its obligations, and provide quality services, to the Fund. The Board found it was reasonable to expect that the Fund would continue to receive the services required from the Adviser under the Advisory Agreement and expressed satisfaction with the nature, extent and quality of services theretofore provided.

Investment Performance of the Fund and the Adviser.

In connection with the evaluation of the services provided by the Adviser, the Trustees reviewed the historical investment performance generated by the Adviser for those investment vehicles, such as the Fund, managed by Mr. Sparaggis, the principal portfolio manager of the Fund and the lead member of the Adviser’s Investment Team. With respect to the Fund, the Trustees observed that overall the Fund’s investment performance has met expectations.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Cost of the Services Provided and Profits Realized by the Adviser from its Relationship with the Fund.

The Trustees reviewed the cost of services provided by the Adviser and the fees paid under the Advisory Agreement. The Board noted that under the Advisory Agreement the Fund pays the Adviser a fixed management fee of 1.50% and a performance-based incentive fee in an amount equal to 20% of the amount by which the Fund’s net profits exceed the balance of a loss carry-forward account. The Board considered the mechanics of the incentive fee, noting that it will continue to be paid (if earned) at the close of the Fund’s fiscal year, as well as each time the Fund conducts a share repurchase offer and the incentive fee has been earned but only with respect to the portion of the Fund’s assets subject to repurchase (i.e., only shareholders who tender their shares pay any incentive fee). The Trustees further noted that any incentive fee is calculated and accrued daily as a liability of the Fund and thus is reflected in the Fund’s net asset value on a daily basis. The Trustees also considered information showing a comparison of the advisory fees and expense ratio of the Fund compared with comparable 1940 Act-registered closed-end continuously-offered single manager fees and expenses, as well as fees of other funds and accounts advised or sub-advised by Alkeon. The Board noted that the Fund’s current fee structure was within the range of fees charged to other similar funds, including other funds and accounts managed by Alkeon. The Board also noted that a 1.75%/20% or 2%/20% management fee/incentive fee combination was a fee structure commonly charged by alternative fund managers, noting the lower 1.50%/20% management fee charged by the Adviser to the Fund. Based on its review, the Board concluded that the proposed level of the management fee and the incentive fee were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Trustees then considered the expenses incurred and profits realized by the Adviser and its affiliates from the relationship with the Fund. Based on the data provided, the Trustees concluded that the Adviser’s profitability level was not excessive.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees noted that economies of scale may be realized when a fund’s assets increase significantly. The Trustees considered the Fund’s relatively competitive fee compared to other long-short equity investment vehicles (including privately-offered hedge funds) and the effect on non-management expenses of the growth in assets of the Fund. They recognized that there may be limits to asset growth and corresponding limits to future economies of scale, which would continue to be monitored. The Trustees determined that they would revisit economies of scale as appropriate.

Other Benefits.

The Trustees then considered the potential direct and indirect benefits to the Adviser and its affiliates from its relationship with the Fund.

Conclusion.

Based on all of the foregoing, and such other matters as were deemed relevant, the Board found the fee structure under the Advisory Agreement to be fair and reasonable in light of the services provided by the Adviser. No one single factor was dispositive to the decision of the Board. Based on this determination, all of the Trustees, including all of the Independent Trustees, approved renewal of the Advisory Agreement for an additional one-year period.

ACAP STRATEGIC FUND
Supplemental Information
(Unaudited)

Trustees and Officers

The identity of the Trustees, and brief biographical information regarding each Trustee, is set forth below. For more information on the Fund’s Trustees and Officers, please see the Statement of Additional Information (SAI), which is available without charge, upon request, by calling collect (212) 716-6840.

Independent Trustees

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex*	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
William F. Murphy, 63	Trustee	Indefinite/Since Inception	Real estate agent (residential real estate, 2015 to 2020). Previously, Mr. Murphy was a senior executive in the derivatives trading group of an international investment bank.	One	None
Jorge Orvananos, 52	Trustee	Indefinite/Since Inception	President, GFR Signals, LLC (financial advisory firm, 2011 to Present). Previously, Mr. Orvananos was an investment analyst at a financial advisory firm.	One	None

The address of each independent Trustee is 350 Madison Avenue, 20th Floor, New York, New York 10017.

*	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

Interested Trustees*

Number of
				Portfolios	Other
			Principal	in Fund	Trusteeships/
	Position(s)	Term of Office	Occupation(s)	Complex**	Directorships
	with the	and Length of	During Past	Overseen by	Held by
Name and Age	Fund	Time Served	5 Years	Trustee	Trustee
Gregory D. Jakubowsky, 49	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One	None
____________________

*	“Interested person” of the Fund or the Adviser, as defined by the 1940 Act. Mr. Jakubowsky is an interested person of the Fund due to, among other things, his position as an officer of the Fund.

**	“Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

ACAP STRATEGIC FUND
Fund Management
(Unaudited)

In accordance with the Fund’s agreement and declaration of trust (the “Declaration of Trust”), the Board has selected the following persons to serve as officers of the Fund:

Officers

Number of
			Principal	Portfolios
	Position(s)	Term of Office	Occupation(s)	in Fund
	with the	and Length of	During Past	Complex
Name and Age	Fund	Time Served	5 Years	Overseen
Gregory D. Jakubowsky, 49	Trustee, President and Principal Executive Officer	Indefinite/Since Inception	Chief Operating Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Chief Executive Officer, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
George Mykoniatis, 51	Treasurer and Principal Financial Officer	Indefinite/Since Inception	Chief Financial Officer, Alkeon Capital Management, LLC (investment management firm, 2002 to Present); Principal, Breakwater Group Distribution Services, LLC (broker-dealer, 2015 to Present).	One
Jennifer Shufro, 46	Chief Compliance Officer, Chief Legal Officer, Vice President and Secretary	Indefinite/Since March 2015	Managing Director, Alkeon Capital Management, LLC (investment management firm, 2012 to Present); Chief Compliance Officer, SilverBay Capital Management LLC (investment management firm, 2015 to Present).	One

The address of each Officer is 350 Madison Avenue, 20th Floor, New York, New York 10017.

ACAP STRATEGIC FUND
PRIVACY NOTICE

An important part of our commitment to you is our respect to your right to privacy. Protecting all of the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. This Privacy Notice sets forth the policies of ACAP Strategic Fund (the “Fund”) with respect to the collection, sharing and protection of non-public personal information of the Fund’s investors, prospective investors and former investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Notice carefully to understand what we do.

We collect personal information about you (such as your name, address, social security or tax identification number, assets and income) in the course of doing business with you or from documents that you may deliver to us or to an agent of the Fund. We may use this information to effectively administer our customer relationship with you. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

We do not disclose any nonpublic, personal information about the Fund’s investors, prospective investors or former investors to third parties, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide services to you.

To service your account and effect transactions, we may provide your personal information to our affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist us in servicing your account and have a need for such information, such as a broker or administrator. We may also disclose such information to service providers and financial institutions with whom we have marketing arrangements. We require third party service providers and financial institutions with which we have marketing arrangements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your purchase order. Information about you may also be released if you so direct, or if we, or an affiliate, are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding these privacy policies. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change thereto.

SILVERBAY CAPITAL MANAGEMENT LLC
(“SilverBay”)
PRIVACY POLICY

SilverBay, the investment adviser to ACAP Strategic Fund, does not disclose nonpublic personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties other than as described below. This Privacy Policy sets forth the policies of SilverBay with respect to the collection, sharing and protection of non-public personal information of SilverBay’s clients, former clients, client’s investors, prospective clients’ investors and former clients’ investors. These policies may be changed at any time, provided that a notice of such change is given to you. Please read this Privacy Policy carefully to understand what SilverBay does.

SilverBay collects personal information about its clients (such as names, addresses, social security or tax identification numbers, assets and income) in the course of doing business with its clients, from documents that its clients may deliver to it or its agent. SilverBay may use this information to provide advisory services to its clients, to open an account for its clients, to process a transaction for a clients’ account or otherwise in furtherance of its business. To service its clients’ accounts and effect transactions, SilverBay may provide its clients’ personal information to its affiliates and to non-affiliate firms (i.e., companies not related by common ownership or control) that assist it in servicing its clients’ accounts and have a need for such information, such as a broker or fund administrator. SilverBay may also disclose such information to service providers and financial institutions with which it has marketing arrangements.

SilverBay requires third party service providers and financial institutions with which it has marketing arrangements to protect the confidentiality of its clients’ information and to use the information only for the purposes for which SilverBay discloses the information to them. SilverBay does not otherwise provide information about its clients to outside firms, organizations or individuals except to its attorneys, accountants and auditors and as permitted by law.

SilverBay does not disclose any nonpublic, personal information about its clients, former clients, prospective clients, clients’ investors, prospective clients’ investors or former clients’ investors to third parties, except as permitted or required by law. SilverBay maintains physical, electronic and procedural safeguards to protect such information, and limits access to such information to those employees who require it in order to provide products or services to its clients.

If you have any questions regarding SilverBay’s privacy policy, please contact Jennifer Shufro at (212) 716-6575.

(b) Not applicable.

Item 2. Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees (the "Board") has determined that Jorge Orvananos is qualified to serve as an audit committee financial expert serving on the Audit Committee of the Board (the "Audit Committee") and that he is "independent," as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $161,650 for 2021 and $156,880 for 2020.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item are $22,790 for 2021 and $44,520 for 2020. These services related to the review of the Registrant's semi-annual, unaudited financial statements and registration statement.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $13,250 for 2021 and $13,780 for 2020. This represents tax work related to annual audited financial statements, the fund’s tax filings as required by the Internal Revenue Service, and tax planning advice.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)

The Registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, (i) all audit and non–audit services that the Registrant's independent auditors provide to the Registrant and (ii) all non-audit services that the Registrant's independent auditors provide to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the Registrant's investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $13,250 for 2021 and $13,780 for 2020.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated the responsibility for voting proxies relating to portfolio securities held by the Registrant to SilverBay Capital Management LLC (the “Adviser”) as part of the Adviser’s management of the Fund pursuant to the advisory agreement between the Registrant and the Adviser. The Adviser has adopted proxy voting policies and procedures to ensure that it votes proxies in a manner that serves the best interests of its clients, including the Registrant. The following is a summary of the Adviser’s proxy voting policies and procedures.

The Adviser has entered into an agreement with Institutional Shareholder Services Inc. (“ISS”), an independent third party, for ISS to provide the Adviser with its research and recommendations on proxies and to facilitate the electronic voting of proxies. The Adviser has adopted ISS’s proxy voting policies and procedures (the “ISS Policies”) in order to ensure that it votes proxies in the best interests of its clients. The Adviser has instructed ISS to vote all proxies in accordance with the ISS Policies, unless instructed by the Adviser to vote otherwise.

The Adviser instructs each custodian for its client accounts (including the Registrant) to deliver to ISS all proxy solicitation materials that the custodian receives for that client account. The Adviser (or its designee, which may include an administrator to a client account) provides to ISS a listing of securities held “long” in each client account as of the 15th and last day of each month to enable ISS to use reasonable efforts to confirm that ISS has received all proxy solicitation materials concerning such securities.

The Adviser, through ISS, will vote proxies on behalf of client accounts. ISS evaluates all proxy solicitation material and other facts it deems relevant and may seek additional information from the party soliciting the proxy and independent corroboration of such information when ISS considers it appropriate and when it is reasonably available. The Adviser has instructed ISS to make voting decisions on behalf of each client account based on the proxy voting guidelines that ISS provides to the Adviser, subject to certain exceptions in the event of conflicts of interests. The Adviser may override ISS’s voting decisions if the Adviser deems it in the best interests of the client account. The Adviser has instructed ISS to use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be reported on Form N-PX and be made available no later than August 31 of each year. Such information can be obtained (i) without charge, upon request, by calling the Fund at (212) 716-6840 and (ii) at the SECs website at http://www.sec.gov.

Due to the size and nature of the Adviser’s operations and the Adviser’s limited affiliations in the securities industry, the Adviser does not expect that material conflicts of interest will arise between the Adviser and a client account over proxy voting. The Adviser recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Adviser or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Notwithstanding the possibility of such a material conflict arising, the Adviser believes that it places the interests of client accounts ahead of the Adviser’s own interest by following ISS’s recommendations in such circumstances (unless directed otherwise by a client).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of the date of this filing, Mr. Panayotis ("Takis") Sparaggis serves as the Fund's principal Portfolio Manager and the lead member of the Adviser’s Investment Team, and has served as the Fund’s principal Portfolio Manager since the Fund's inception. Mr. Sparaggis is the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC ("Alkeon"), which is the sole member of the Adviser. From May 1995 until he established Alkeon in January 2002, Mr. Sparaggis was associated with CIBC World Markets Corp. ("CIBC WM") and its predecessor, Oppenheimer & Co., Inc., where he was a Managing Director. From January 1996 to December 2001, Mr. Sparaggis also was a Senior Portfolio Manager for Oppenheimer Investment Advisers ("OIA"), an investment management program offered by CIBC WM, and was then responsible for OIA's MidCap Managed Account Portfolios. From 1993 until joining Oppenheimer & Co., Inc. in 1995, Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage.

(a)(2)

Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of September 30, 2021, Mr. Sparaggis managed or was a member of the management team for the following client accounts other than the Fund:

No. of
			Accounts	Total Assets in
			where	Accounts where
	Total		Advisory Fee	Advisory Fee is
Type of	No. of Accounts		is Based on	Based on
Accounts	Managed	Total Assets	Performance	Performance
Registered
Investment	1	$3,571,166,390	1	$3,571,166,390
Companies:
Other Pooled
Investment	10	$12,805,195,133	10	$12,805,195,133
Vehicles:
Other Accounts:	-	-	-	-

Conflicts of Interests

The investment activities of the Adviser and its affiliates for their own accounts and for other accounts they manage (collectively, "Other Accounts") give rise to conflicts of interest that may disadvantage the Registrant. The Registrant has no interest in these other activities of the Adviser and its affiliates. As a result of the foregoing, the persons that manage the Registrant’s investments and their associated investment firms and their affiliates: (i) will be engaged in substantial activities other than on behalf of the Adviser and the Registrant, (ii) will have differing economic interests in respect of such activities, (iii) may have conflicts of interest in allocating their time and activity between the Registrant and Other Accounts, and (iv) will have conflicts of interest in allocating investment opportunities between the Registrant and Other Accounts. The Adviser has adopted policies and procedures to attempt to mitigate these conflicts

The persons that manage the Registrant’s investments and their associated investment firms and their affiliates will devote only so much of their time to the management of the Registrant’s investments as in their judgment is necessary and appropriate.

There may be circumstances under which the Adviser or its associated firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Adviser will commit the Registrant’s assets. There also may be circumstances under which the Adviser or its associated firms will consider participation by their Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Registrant, or vice versa. It is the Adviser’s policy, to the extent practicable, to allocate investment opportunities to the Registrant and the Other Accounts fairly and equitably over time. The Adviser will not purchase securities or other property from, or sell securities or other property to, the Registrant.

(a)(3)

Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic draws and the income from the profits of Alkeon, the sole member of the Adviser, derived by him as its controlling principal. The level of Alkeon's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Registrant and other advisory clients.

(a)(4)

Disclosure of Securities Ownership

As of September 30, 2021, Mr. Sparaggis did not own directly any shares of the Fund. (This does not take into account Mr. Sparaggis' position as controlling principal of the Adviser's sole member.)

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The Registrant's principal executive and principal financial officers have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ACAP Strategic Fund

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	12/1/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory D. Jakubowsky
Gregory D. Jakubowsky, President and Principal Executive Officer
(principal executive officer)

Date	12/1/21

By (Signature and Title)*	/s/ George Mykoniatis
George Mykoniatis, Treasurer and Principal Financial Officer
(principal financial officer)

Date	12/1/21

* Print the name and title of each signing officer under his or her signature.